1933 Act Registration No. 333-103454
1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 34	☒

THRIVENT VARIABLE LIFE ACCOUNT I
(Exact Name of trust)
Thrivent Financial for Lutherans
(Name of Depositor)
625 Fourth Avenue South, Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-4045
Heather J. Thenell, JD
Senior Counsel
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2019 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Variable Life Account I
Prospectus For
Flexible Premium Variable Life Insurance Contract
Issued By Thrivent Financial for Lutherans
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: (800) 847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: (800) 847-4836 E-mail: mail@thrivent.com
This prospectus describes a flexible premium individual variable life insurance contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (“Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent Global Stock Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent International Allocation Portfolio
(subadvised by Goldman Sachs Asset Management, L.P.)
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio

Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
(subadvised by Aberdeen Asset Managers Limited)
Thrivent Partner Growth Stock Portfolio
(subadvised by T. Rowe Price Associates, Inc.)
Thrivent Partner Healthcare Portfolio
(subadvised by BlackRock Investment Management, LLC )
Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and contract lapse.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different.
The date of this prospectus is April 30, 2019.
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Contract Benefits/Risks Summary
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This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the end of this prospectus that define certain words and phrases used in this prospectus.
Contract Benefits
The Contract is a flexible premium individual variable life insurance contract. The Contract is built around its Accumulated Value. Accumulated Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Accumulated Value. Charges and cash you withdraw from the Contract decrease Accumulated Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial surrender and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.
Death Benefit
At the time of purchase, you must select between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit.
Option 1 (Level Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option generally remains level. On or after age 100, the death benefit equals the Accumulated Value.
Option 2 (Variable Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount plus Accumulated Value, or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option will vary over time. On or after age 100, the death benefit equals the Accumulated Value.
Death Proceeds
We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. The Death Proceeds will equal the Death Benefit and any insurance on the life of the Insured provided by Additional Benefits less any Debt and the amount, if any, needed to cover monthly deductions through the month of death.
Death Benefit Guarantee
Two Death Benefit Guarantees are generally available at issue: a basic and an enhanced Death Benefit Guarantee. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the Death Benefit Guarantee requirements are met. (In some states, this feature is referred to as a “no-lapse guarantee.”) The basic Death Benefit Guarantee is in effect for at least five Contract Years and until the Insured reaches age 70 or 15 years from the Date of Issue, whichever is earlier, provided that you make timely payment of the required minimum premium amounts. The enhanced Death Benefit Guarantee is available for Contracts issued before age 70 and is in effect until the Insured reaches age 75. The enhanced Death Benefit Guarantee provides longer protection than the basic guarantee provided you make timely payment of the required minimum premium amount.
Access to Accumulated Value
Transfers. You may transfer Accumulated Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount or Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account. Transfers into the DCA Fixed Account are not permitted.
Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract’s Accumulated Value among Subaccounts (this excludes the Fixed Account) on a regular basis according to your instructions.

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Contract Benefits/Risks Summary
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Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from either your Money Market Subaccount or the DCA Fixed Account to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. The DCA Fixed Account is available as the source account for Dollar Cost Averaging for the initial 12 month period of your Contract if you elected it at the time you applied for the Contract. You may choose to use the Money Market Subaccount as the source account at any time and for any length of time.
Loans. You may borrow up to 90% (in most states) of the Accumulated Value of your Contract less any applicable decrease charge. Currently, we charge you an annual interest rate of 5% on the loan balance. The maximum annual interest rate is 5%. After the 10th Contract Year, you may borrow a portion of your Accumulated Value at an annual rate of 3% (preferred loan). For amounts that are left as collateral in the Loan Account, we pay an annual rate of 3%. Loans may have tax consequences. See Federal Tax Matters. In your Contract, the discussion of the operation of the loan feature is described as a Loan Account. Loans are not available until the Contract has been in force for 60 days from the Date of Issue.
Partial Surrenders. You may make a request to withdraw part of your Accumulated Value by giving us Notice. During the first ten Contract Years, a partial surrender charge of not more than $25 will apply to each surrender in excess of one in a Contract Year. After the tenth Contract Year, no partial surrender charge will apply. Decrease charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences. See Federal Tax Matters.
Surrenders. At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. A surrender may result in a decrease charge depending how long your Contract has been in force. Surrenders may have tax consequences. See Federal Tax Matters.
Premiums
Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You may elect to receive billing statements quarterly, semi-annually or annually. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center.
Electronic Payment Program. Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, by giving us Notice.
The Contract
Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor Owner, changing the Face Amount of the Contract, and assigning the Contract.
Variable Account. The Variable Account is an investment account separate from the Fixed Account sometimes known as a separate account. You may direct the money in your Contract to any of the Subaccounts of the Variable Account.
Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount Accumulated Value.

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Contract Benefits/Risks Summary
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Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our General Account.
DCA Fixed Account. If you elect this option in the application, we transfer amounts from the DCA Fixed Account to Subaccounts according to your allocation instructions for a period of 12 months from the time the DCA Fixed Account is established. Dollars in the DCA Fixed Account earn at least 3% annual rate of return for the 12 months the Dollar Cost Averaging program is in place. The interest rate we pay is determined at the time you set up the DCA Fixed Account.
Loan Account. The Loan Account is the amount securing any loan you make. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.
Accumulated Value. Accumulated Value is the sum of your amounts in the Subaccounts, the DCA Fixed Account, the Fixed Account and the Loan Account. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you select, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).
Settlement Options. There are several ways of receiving proceeds under the Contract other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount you may apply to a settlement option is $2,000.
Additional Benefits and Riders
We offer several optional insurance benefits and riders that provide additional benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial professional can help you determine whether any of these benefits  and riders are suitable for you.
Contract Risks
Investment Risk
The Contract is not suitable as a short-term investment vehicle. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Accumulated Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although the Fixed Account rate will never be lower than a guaranteed minimum annual effective rate of 3%.
Risk of Lapse
If your monthly deductions exceed your Cash Surrender Value and a Death Benefit Guarantee is not in effect, your Contract will enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. Your Contract generally will not lapse:
♦	if you make timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or
♦	if during the grace period you make a payment sufficient to cover the next two monthly deductions plus any additional amount necessary to bring your Cash Surrender Value to a positive balance before the end of the grace period.

Subject to certain conditions, you may reinstate a lapsed Contract.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in

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Contract Benefits/Risks Summary
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constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1⁄2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Federal Tax Matters.
If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.
You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Surrender and Partial Surrender Risks
A decrease charge applies during the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. Depending on the amount of premium paid, or any decreases in Face Amount, there may be little or no Cash Surrender Value available to you at the time you surrender your Contract. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.
Even if you do not ask to surrender your Contract, decrease charges may play a role in determining whether your Contract will lapse (terminate without value). This is because decrease charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse in this section.
A partial surrender will reduce Accumulated Value, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a Level Death Benefit Option, a partial surrender also will generally reduce the Face Amount of the Contract.
A surrender or partial surrender may have tax consequences. See Federal Tax Matters.
Loan Risks
A Contract loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.
A loan will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. A loan may have tax consequences. See Federal Tax Matters.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

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Fee Tables
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The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Insured’s individual characteristics (such as age, sex or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical Insured. These charges may not be representative of the charges you will actually pay under the Contract.
Your Contract’s declaration page will indicate the specific charges applicable to your Contract, and more detailed information concerning your charges is available on request from our Service Center at (800) 847-4836.
The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts and the Fixed Account.
Transaction Fees
Charge	When Deducted	Amount Deducted
Percent of Premium Charge	Upon receipt of each premium paid	5% of each premium payment
Premium Tax Charge	Not applicable[1]	Not applicable[1]
Decrease Charge[2]	Upon surrender, lapse, decrease in the Face Amount
Maximum Charge		$49.25 per $1,000 of decrease in Face Amount
Minimum Charge		$1.56 per $1,000 of decrease in Face Amount
Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount of $225,000, in the first Contract Year		$15.57 per $1,000 of decrease in Face Amount
Partial Surrender Charge	Upon partial surrender	$25 per withdrawal[3]
Transfer Charge	Upon transfer	$25 per transfer[4]
Accelerated Death Benefit	On exercise of benefit	$150 [5]
1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
2 The decrease charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero after year 10 (and to zero after the 10th year following an increase in Face Amount). Decrease charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. The decrease charges shown in the table may not be representative of the charges you will pay. For decreases in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the decrease or surrender.
3 The charge is applicable during the first 10 Contract Years for each partial surrender in excess of one per Contract Year. After the 10th Contract Year there will not be a partial surrender charge.
4 We do not assess a transfer charge for the first twelve transfers made each Contract Year.
5 This charge may vary by state and may be lower in some states.
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Fee Tables
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Transaction Fees, cont.
Charge	When Deducted	Amount Deducted
Illustration of Hypothetical Values	Upon each request	$25 per illustration[6]
6 This charge applies upon each request in excess of one in a Contract Year. There is no charge for illustrations provided prior to Contract purchase.
Periodic Charges Other Than Fund Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Charge	When Deducted	Amount Deducted (Annualized)
Cost of Insurance[7]	On Date of Issue and monthly thereafter.
Maximum Charge		$999.96 per $1,000 of amount at risk[8]
Minimum Charge		$0.15 per $1,000 of amount at risk[8]
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $225,000, in the first Contract Year		$2.28 per $1,000 of amount at risk[8]
Mortality and Expense Risk Charges A tiered charge based on Subaccount Accumulated Value up to $25,000	On Date of Issue and monthly thereafter.	1.10% of the Subaccount Accumulated Value within this range[9]
Administrative Charge	On Date of Issue and monthly thereafter.	$108 for adults[10]
7 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), amount at risk, Face Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay.
8 The amount at risk is equal to the death benefit divided by 1.0024663, then less the Accumulated Value on the date the charge is deducted.
9 After the 10th Contract Year the maximum annual rate drops to 0.90% of the Subaccount Accumulated Value. For Subaccount Accumulated Values in excess of $25,000 up to $100,000, the maximum annual rate is 1.00% dropping to 0.80% after the 10th Contract Year. For Subaccount Accumulated Values in excess of $100,000, the maximum annual rate is 0.90% dropping to 0.70% after the 10th Contract Year. This is a tiered charge. Actual current charges may be less. For additional information regarding this charge please see Charges and Deductions in this prospectus.
10 Charge shown is for adults (18+ years) and equates to $9.00 per month. For juvenile (0-17 years) Contracts, the charge is $90 per year, which equates to $7.50 per month.
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Fee Tables
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Periodic Charges Other Than Fund Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	5% on loan balance[11]
Preferred Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	3% on preferred loan balance after the 10th Contract Anniversary[12]
Additional Benefit Charges:[13]
Accidental Death Benefit	On the rider date of issue and monthly thereafter[14]
Maximum Charge		$1.1208 per $1,000 of rider coverage amount
Minimum Charge		$0.0696 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		$0.42 per $1,000 of rider coverage amount
Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[15]
Maximum Charge		$999.96 per $1,000 of rider coverage amount
Minimum Charge		$0.24 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount/rider coverage amount of $225,000[16], in the first Contract Year		$1.56 per $1,000 of rider coverage amount
11 You may borrow up to an amount such that the total loan amount does not exceed 90% of the Accumulated Value less decrease charges at the time of the loan request. Loans are not available until the expiration of the Free Look Period.
12 See the Loans section later in this prospectus for more information on preferred loans.
13 Charges for Additional Benefits may vary based on the Insured’s attained age or Issue Age, sex (in most states), risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. The rider charges shown in the table may not be representative of the charges you will pay. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, sex, risk class, death benefit option chosen, Face Amount and riders requested.
14 This charge applies until the Insured’s Attained Age 70.
15 This charge applies until the 30th rider anniversary.
16 The amount of coverage includes $90,000 of base coverage and $135,000 of term rider coverage with a total of $225,000.
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Fee Tables
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Periodic Charges Other Than Fund Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Child Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[17]	$5.40 per $1,000 of rider coverage amount
Cost of Living Adjustment Benefit		No charge for this benefit[18]
Disability Waiver of Monthly Deduction Benefit	On the rider date of issue and monthly thereafter[19]
Maximum Charge		195.5% of all monthly deductions[20]
Minimum Charge		4.8% of all monthly deductions[20]
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		7.7% of all monthly deductions[20]
Disability Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter[19]
Maximum Charge		98% of the selected monthly premium amount[21]
Minimum Charge		1.9% of the selected monthly premium amount[21]
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		3.7% of the selected monthly premium amount[21]
17 This charge applies until the child’s Attained Age 25.
18 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.
19 This charge applies until the Insured’s Attained Age 65.
20 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.
21 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.
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Fee Tables
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Periodic Charges Other Than Fund Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Applicant Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter[22]
Maximum Charge		195% of the selected monthly premium amount[21]
Minimum Charge		5% of the selected monthly premium amount[21]
Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year.		6% of the selected monthly premium amount[21]
Guaranteed Increase Option Benefit	On the rider date of issue and monthly thereafter[23]
Maximum Charge		$2.52 per $1,000 of rider coverage amount
Minimum Charge		$0.36 per $1,000 of rider coverage amount
Charge for an Insured, Issue Age 0		$0.36 per $1,000 of rider coverage amount
Spouse Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[24]
Maximum Charge		$999.96 per $1,000 of rider coverage amount
Minimum Charge		$0.24 per $1,000 of rider coverage amount
Charge for a female Insured, Issue Age 40, in the standard nontobacco risk class with a rider coverage amount of $250,000, in the first Contract Year		$1.20 per $1,000 of rider coverage amount
21 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.
22 The charge stops when the rider terminates. See Additional Benefits and Riders for more information on the applicability of this charge.
23 This charge applies until the Insured’s Attained Age 43.
24 This charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the 30th rider anniversary.
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Fee Tables
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The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.
	Maximum	Minimum
Total Annual Fund Operating Expenses[25] (expenses that are deducted from Fund assets, including management fees, and other expenses):	2.86%	0.24%
25 Thrivent Financial has agreed to reimburse certain expenses associated with the Portfolios. After taking these contractual and voluntary arrangements into account, the actual range (minimum and maximum) of total operating expenses charged by the Portfolios was 0.24% to 1.20%. The voluntary reimbursements may be discontinued at any time. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2018 for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new portfolios, if any, amounts are based on estimates for the current fiscal year.
Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.
If a Portfolio is structured as a “fund of funds,” the Portfolio will indirectly bear its proportionate share of any fees and expenses (like investment advisory fees and operating expenses) of the investment companies in which it invests. However, Thrivent Financial has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by an Asset Allocation Portfolio as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. For a list of the “fund of funds” portfolios available through the Contract, see the chart of portfolios available in The Variable Account and the Portfolios section of this Prospectus.
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Thrivent Financial and the Fixed Account
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Thrivent Financial
Thrivent Financial is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia.
For more information, visit Thrivent.com.
Fixed Account and DCA Fixed Account
The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.
The DCA Fixed Account is an account to which you direct an amount to be transferred on a monthly basis for 12 months. You establish the DCA Fixed Account at the time of application. Like the Fixed Account above, we credit interest daily on amounts in the DCA Fixed Account.
The Fixed Account and DCA Fixed Account are part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 3% annually. We may credit interest at a rate in excess of
3% per year. The interest rate credited on the DCA Fixed Account is determined at the time the DCA Fixed Account is established. The interest rate will be effective for 12 months and is guaranteed to be at least 3%.
The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Maintenance of Solvency
The maintenance of solvency provision is a legal requirement of a fraternal benefit society. The provision is only invoked in the event the reserves of a fraternal benefit society become impaired.
This provision applies only to values in the General Account.
If our reserves become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a debt against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the debt. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

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The Variable Account and the Portfolios
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Variable Account
Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997, pursuant to the laws of the State of Wisconsin, and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund at net asset value. We describe these Portfolios and their investment objectives later in this prospectus. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio and fees and charges under the Contract. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.
We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for purposes of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other contract liabilities of the Variable Account arising under the contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

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The Variable Account and the Portfolios
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Variable Investment Options and the Subaccounts
You may allocate the Net Premiums paid under the Contract and transfer the Contract’s Cash Value to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund. Note that the italicized Portfolios below are “fund of funds” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and the corresponding Portfolios are listed below.
Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Subaccount	Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Subaccount	Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Global Stock Subaccount	Thrivent Global Stock Portfolio
Thrivent Government Bond Subaccount	Thrivent Government Bond Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent International Allocation Subaccount	Thrivent International Allocation Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Low Volatility Equity Subaccount	Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio
Thrivent Multidimensional Income Subaccount	Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Subaccount	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Small Cap Growth Subaccount	Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
The following table summarizes each Portfolio’s investment objective:
Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent All Cap Portfolio	To seek long-term growth of capital.
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The Variable Account and the Portfolios
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Portfolio	Investment Objective
Thrivent Balanced Income Plus Portfolio	To seek long-term total return through a balance between income and the potential for long-term capital growth.
Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation.
Thrivent Global Stock Portfolio	To seek long-term capital growth.
Thrivent Government Bond Portfolio	To seek total return, consistent with preservation of capital.
Thrivent High Yield Portfolio	To achieve a higher level of income, while also considering growth of capital as a secondary objective.
Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital.
Thrivent International Allocation Portfolio	To seek long-term growth of capital.
Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital.
Thrivent Large Cap Index Portfolio	To seek total returns that track the performance of the S&P 500 Index*.
Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.
Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.
Thrivent Low Volatility Equity Portfolio	To seek long-term capital appreciation with lower volatility relative to the global equity markets.
Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index*.
Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth.
Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth.
Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal.
Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.
Thrivent Multidimensional Income Portfolio	To seek a high level of current income and, secondarily, growth of capital.
Thrivent Opportunity Income Plus Portfolio	To seek a combination of current income and long-term capital appreciation.
Thrivent Partner Emerging Markets Equity Portfolio	To seek long-term capital growth.
Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income.
Thrivent Partner Healthcare Portfolio	To seek long-term capital growth.
Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income.
Thrivent Small Cap Growth Portfolio	To seek long-term capital growth.
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The Variable Account and the Portfolios
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Portfolio	Investment Objective
Thrivent Small Cap Index Portfolio	To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.
Thrivent Small Cap Stock Portfolio	To seek long-term capital growth.
* The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or that an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.
Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund attached to this prospectus and found in the back of this book. You should periodically consider your allocation among Subaccounts in light of current market

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The Variable Account and the Portfolios
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conditions and your investment goals, risk tolerance and financial circumstances. The Fund prospectus provides more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.
Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours, and to other insurance company separate accounts not affiliated with us. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:
♦	Changes in state insurance laws;
♦	Changes in Federal income tax law;
♦	Changes in the investment management of the Fund; or
♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.
If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own.
Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.
The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.
The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another Subaccount or the Fixed Account as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Funds will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

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The Variable Account and the Portfolios
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Investment Management
Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial is responsible for determining which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions. Thrivent Financial and the Fund have engaged the following investment subadvisers:
Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent International Allocation Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Healthcare Portfolio
We, as investment adviser, pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.
If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a

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The Variable Account and the Portfolios
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Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date the combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Voting Privileges
To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

The Contract
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While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract.
For a Contract where the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured in this case and retain control over the Contract. The adult is referred to as the applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

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The Contract
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After the juvenile Insured/Owner attains age 16, control will transfer to the Insured/Owner on the earlier of:
♦	the Contract Anniversary after the Insured’s 21st birthday;
♦	the date on which the applicant controller transfers control to the Insured/Owner by giving us Notice; or
♦	the date of death of the applicant controller.
If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.
Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to increase coverage under this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine additional coverage under this Contract is better for you. You may have to pay a surrender charge on your existing insurance, and this Contract imposes a new decrease charge period on the amount of the increase in coverage. If you surrender your existing insurance policy for cash and then increase coverage under this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the increase of coverage under this Contract may be delayed.
Term Conversion
Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent Financial term insurance contract(s) or rider(s) to permanent coverage.
If you are eligible for and exercise the conversion privilege found in eligible Thrivent Financial term contracts and riders, Thrivent Financial will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.
Review this opportunity with your Thrivent Financial professional to determine whether it is available to you and right for you.
Ownership Rights
The Contract belongs to the Owner named in the application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the application specifies another person as the Owner, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).
The Contract Owner may transfer ownership of the Contract, if the new owner is eligible under our Bylaws, or assign the Contract as collateral by giving Notice. Transfer of ownership will be effective as of the date you sign the Notice or, if the Notice is not dated, on the date the Notice is received at our Service Center.
The Contract Owner may name one or more Beneficiaries to receive Death Proceeds. The Contract Owner will classify each Beneficiary as primary or contingent. Upon the Insured’s death, we will pay the Death Proceeds to the Beneficiaries as follows:
1.Proceeds will be paid to the primary Beneficiaries who are then alive.
2.If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.
3.If no Beneficiary survives, proceeds will be paid to the Contract Owner or, if the Insured is the Contract Owner, to the Insured’s estate.

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The Contract
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Other designations or successions of Beneficiaries may be arranged with us. Any Beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before Death Proceeds have been paid will be deemed to have died before the Insured.
The Contract Owner may change the Beneficiary by giving Notice while the Insured is living. Notice must be received by the Service Center and approved before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we receive Notice.
Modifying the Contract
No representative of Thrivent Financial except the president or the secretary may change any provisions of the Contract.
Termination
Your Contract will terminate if the Insured dies, if you surrender the Contract, if you exercise the right to a full payout under the accelerated death benefit rider, if a premium required to keep the Contract in force has not been paid by the end of the grace period or due to an excess loan.
State Variations
Any state variations in the Contract are covered in a special policy form for use in that state. See your Contract for details.

Premiums
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Flexible Premiums
This Contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, most third-party checks or other types of payments defined as not acceptable in our standard procedures. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. We will send you billing statements for an amount you select. You may select quarterly, semi-annual or annual statements. You may also elect to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.
We recommend that you pay at least a Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse in the event the Cash Surrender Value is not sufficient to pay the monthly deductions. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a modified endowment contract. See Federal Tax Matters. You should discuss the amount and frequency of your premiums with your Thrivent Financial professional.
Premium in Default and Grace Period
Unless a Death Benefit Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, the Contract will lapse whenever the Contract Debt exceeds the Accumulated Value and 61 days have elapsed since we mailed notice to you. We will notify you of the premium required to

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Premiums
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keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.
You should discuss the amount with your Thrivent Financial professional. The Contract will continue in force through the grace period.
If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid and the amount of any outstanding Contract Debt.
Net Premiums & Premium Allocation
We deduct from each premium, including the initial premium, a percent of premium charge of 5% for sales expenses. The remainder of the premium is the “Net Premium.” The percent of premium charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.
We will allocate your Net Premium according to the allocation instructions on your application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Electronic Payment Program
Our electronic payment program allows you to make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other applicable payment source, rather than being billed. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the next Valuation Date. To set up the electronic payment program you may complete the applicable section on the application or, after the time of application, by giving us Notice.
Limits
We reserve the right to:
♦	limit the amount of premiums; and
♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.
In addition to excluding life insurance Death Proceeds from the Beneficiary’s gross income, the Internal Revenue Code also excludes increases in Accumulated Value prior to receipt from the income of the Contract Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.
In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit stated in the Internal Revenue Code regarding the

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Premiums
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definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.
Contract Values
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Accumulated Value
On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the accumulated values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account and may change daily.
The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any accumulated value in the Fixed Account, DCA Fixed Account and the Loan Account.
While loans are not deducted from Accumulated Value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.
Over the life of your Contract, many factors determine its Accumulated Value. They include:
♦	premiums paid;
♦	the investment experience of the Subaccounts;
♦	interest credited to the Fixed Account, DCA Fixed Account and Loan Account;
♦	loans taken and loan repayments;
♦	interest charged for any loans taken;
♦	partial surrenders taken; and
♦	charges and deductions taken.
Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.
Amounts held in the Fixed Account, including the DCA Fixed Account, are invested with our General Account assets. Interest will be credited on net premiums allocated to the Fixed Account and on Accumulated Value transferred to the Fixed Account from the date of allocation or transfer. Interest is compounded daily and the effective annual interest rate will never be less than 3% and is subject to the Contract charges and deductions. There is no guaranteed minimum Accumulated Value for any Subaccount.
Fixed Account Accumulated Value
The Fixed Account accumulated value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccounts, interest credited, partial surrenders, and any deductions. Each day the accumulated value in the Fixed Account will change based upon these factors. Review your Contract for further detail.
DCA Fixed Account
The DCA Fixed Account accumulation value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.

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Contract Values
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Loan Account
You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulated value in the Loan Account will change based on these factors.
Variable Account Accumulated Value
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:
♦	Net Premiums are allocated to the Subaccount; or
♦	Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Account; or
♦	Debt is repaid.
The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:
♦	Accumulated Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;
♦	surrenders, partial surrenders and decrease charges are taken from the Subaccount;
♦	monthly deductions or transfer charges are taken from the Subaccount; or
♦	any loan taken.
Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.
The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:
♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;
♦	plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;
♦	plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Portfolio;
♦	divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.
Cash Surrender Value
The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any decrease charges and any outstanding Debt and any deferred monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Account, DCA Fixed Account and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding Debt.
You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount accumulated value, Fixed Account accumulated value, DCA Fixed Account accumulated value and Loan Account accumulated value, the total Accumulated Value and the Cash Surrender Value at least annually.

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Death Benefits
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The primary reason to buy a life insurance Contract is for the death benefit it provides in the event of the Insured’s death. At the time of purchase, you chose between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable (Death Proceeds) depending on the Death Benefit Option in effect on the date of the Insured’s death. Death Proceeds payable upon the death of the Insured is the sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits. Any loans, unpaid loan interest and any unpaid monthly deductions will reduce the Death Proceeds. The Death Benefit will be calculated as of the date of death.
Option 1 (Level Death Benefit Option)
The death benefit for this option remains level, but in limited situations will vary. Prior to age 100, the death benefit is the greater of the Face Amount, or the death benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your Attained Age. Your Contract includes a table of the death benefit factors. On or after age 100, the death benefit equals the Accumulated Value.
You should consider the Level Death Benefit Option if:
♦	you do not expect your insurance needs to generally increase; or
♦	you would like to minimize your insurance costs.
In general, the Level Death Benefit Option provides greater growth potential in Accumulated Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.
Option 2 (Variable Death Benefit Option)
The Variable Death Benefit Option provides a death benefit that varies over time. Prior to age 100, the death benefit will be the greater of the Face Amount plus Accumulated Value, or the death benefit factor (described above) multiplied by Accumulated Value. The death benefit fluctuates correspondingly with your Accumulated Value. On or after age 100, the death benefit equals the Accumulated Value.
You should consider the Variable Death Benefit Option if:
♦	you expect your insurance needs to increase, or
♦	you would like to have the potential for an increasing death benefit.
In general, the variable option provides the potential for a greater death benefit than the level option.
Changing Your Death Benefit Option
You may ask to change your Death Benefit Option at any time before Attained Age 100. If we approve the change we will increase or decrease the Face Amount so your death benefit immediately after the change will be the same as immediately before the change.
If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. The decrease in Face Amount and any Decrease Charge will be applied to the most recent increase in Face Amount first, then to the next most recent increase(s) and finally to the initial Face Amount. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.
There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

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Death Benefits
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Changing Your Face Amount
You chose the Face Amount when you applied for the Contract. You may change the Face Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.
Increasing Your Face Amount
Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time on or before the Insured’s 80th birthday.
Any increase in Face Amount is subject to the following conditions:
♦	We must receive a written application at our Service Center.
♦	We require evidence of insurability which meets our standards.
♦	The increase amount must be for at least $25,000.
♦	The Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase.
Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule page we provide.
A new set of decrease charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract.
Decreasing Your Face Amount
At any time before the Insured’s Attained Age 100, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:
♦	we must receive Notice at our Service Center;
♦	the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page; and
♦	premiums and Accumulated Value must be in compliance with Internal Revenue Code limits.
The decrease will become effective as of the Monthly Deduction Date on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.
We subtract a decrease charge from the Accumulated Value if a decrease charge is in effect for that part of the Face Amount decreased. We show you the decrease charges applicable to you on the Table of Decrease Charges in your Contract.
A decrease in your Face Amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount. See Federal Tax Matters.
Death Claims
In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A Thrivent Financial professional may assist in making such a claim.
As long as the Contract remains in force and the Death Proceeds are payable, we will pay the Death Proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.
Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable

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Death Benefits
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Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for death benefits. If no settlement option is selected, we will pay the proceeds in the form of a lump sum payment. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once the Beneficiary chooses a settlement option, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.
Settlement Options
Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The payee may withdraw all or part of the proceeds at any time.
Option 2: A Selected Amount of Income
With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $10,000, paid annually, we would pay $10,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.
We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 3: A Specified Period
This option provides payments at regular intervals. The payee may elect a specified number of months or years, but may not select a period exceeding the greater of 30 years or the payee’s life expectancy.
We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a Beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.
The amount of the payments depends on the age and, where permitted, sex of the annuitant at the time the settlement agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.
Option 5: Joint & Survivor
NOT AVAILABLE AT DEATH - This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. The payees may select a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.

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Death Benefits
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Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.
The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the settlement agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.
We may also offer other settlement options at our discretion.
Death Benefit Guarantee
A Death Benefit Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.
The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premiums in your Contract. The Death Benefit Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The Death Benefit Guarantee will vary by Issue Age, sex, Face Amount, Death Benefit Option, risk class and substandard ratings. The charges in the calculation include:
♦	the cost of insurance;
♦	the monthly administrative charge of $9 ($7.50 for Insureds Issue Age 17 and under);
♦	the percent of premium charge; and
♦	the charge for each additional benefit you choose.
Under the Contract, two Death Benefit Guarantees are generally available depending on the amount of your initial premium and Issue Age: the basic and the enhanced Death Benefit Guarantee. The basic Death Benefit Guarantee is available to you if you provide an initial premium payment that is at least the basic Death Benefit Guarantee Premium. The enhanced Death Benefit Guarantee is available to you if the Insured’s Issue Age is less than 70 and if you provide an initial premium payment that is at least the enhanced Death Benefit Guarantee Premium. Generally, the enhanced Death Benefit Guarantee provides a longer level of guarantee than the basic. The type of guarantee, the amount of the Death Benefit Guarantee Premium amount and termination date for the guarantee are shown on the schedule page of your Contract. Termination of the Death Benefit Guarantee differs between the two as follows:
♦ Basic Death Benefit Guarantee	The earlier of the Contract Anniversary after age 70 or 15 Contract Years, but at least for 5 years.
♦ Enhanced Death Benefit Guarantee	The Contract Anniversary on or next after the Insured’s 75th birthday.
Each month, we will determine if a Death Benefit Guarantee remains in effect. A Death Benefit Guarantee will remain in effect if, on each Monthly Deduction Date, the sum of all premiums paid and credited less any partial surrenders and loan amounts is greater than or equal to the sum of Death Benefit Guarantee Premiums for that guarantee since the Contract’s Date of Issue. If the Contract includes a disability waiver of monthly deduction benefit, the Death Benefit Guarantee Premium will not be added to this sum on any monthly anniversary on which we waive or credit the monthly deduction under that rider.

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Death Benefits
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If this requirement is not met, we will notify you that an insufficiency has occurred. We will allow you 61 days to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee. If you do not pay the required premium, the Death Benefit Guarantee will expire and we will not reinstate it (in most states). However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.
If you change your Face Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium applies from the effective date of the change.
Please note that the Death Benefit Guarantee will terminate automatically as determined by the type of Death Benefit Guarantee (described above). The termination date of the guarantee is listed on the schedule page of your Contract. After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.

Partial Surrenders and Surrenders
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You may surrender your Contract and receive your Cash Surrender Value or make a partial surrender by giving us Notice at our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your Thrivent Financial professional or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.
Verification of Identity
We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:
♦	Request to receive funds with a value of $100,000 or more;
♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial professional requires the verification and witness of your signature by a Thrivent Financial professional. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters.
Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.
Partial Surrenders
Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value by giving us Notice. Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. Partial surrenders are

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Partial Surrenders and Surrenders
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implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The partial surrender will be taken from the Subaccounts and Fixed Account according to the ratio that the Contract’s Accumulated Value in the Subaccount or Fixed Account bears to the total Accumulated Value less any loan plus accrued interest of the Contract at the time of the partial surrender; or any other administrative option you choose that is available at the time of the partial surrender. During the first 10 Contract Years, a $25 charge will be deducted from the Accumulated Value for each partial surrender after the first one in any Contract Year. An amount withdrawn may not be repaid.
A partial surrender may have tax consequences. It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a modified endowment contract. See Federal Tax Matters.
For a Contract with Option 1 (Level Death Benefit Option):
A partial surrender will reduce your Accumulated Value, Face Amount, death benefit and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirements. If the death benefit is equal to the Face Amount at the time of the partial surrender, the amount of the reduction in the death benefit will be equal to the amount of the partial surrender. If the death benefit is greater than the Face Amount, (a) the Face Amount will be reduced by the amount (if any) by which the partial surrender amount exceeds the difference between the death benefit and the Face Amount, and (b) the new death benefit will be based on the death benefit factor, Accumulated Value, and Face Amount after the reduction.
The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.
For a Contract with Option 2 (Variable Death Benefit Option):
A partial surrender will reduce the Accumulated Value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial surrender will not reduce the Face Amount. A partial surrender may have tax consequences. See Federal Tax Matters.
Surrender
You may surrender this Contract for its Cash Surrender Value by giving us Notice. If you surrender your Contract, you will receive the Accumulated Value less any decrease charge and outstanding loan balance. The surrender will be effective on the day we receive Notice. Insurance coverage ceases on the effective date of the surrender. Alternatively, at any time while the Insured is living (and before Attained Age 100) you may surrender this Contract and apply the Cash Surrender Value as a single premium to purchase paid-up life insurance on the Insured.
A full surrender of your Contract may have tax consequences. See Federal Tax Matters.
Postponement of Payments
We typically process any surrender, partial surrender, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer, loan or on the death of the Insured whenever:
♦	the New York Stock Exchange is closed or trading is otherwise restricted;
♦	the SEC has determined that an emergency exists;
♦	the SEC requires that trading be restricted; or
♦	the SEC, by order, permits such postponement for the protection of Contract Owners.

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Partial Surrenders and Surrenders
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We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Account for not more than 6 months from the day we receive Notice and, if required, your Contract.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

Transfers
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While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.
You may make twelve transfers per Contract Year without charge. There will be a charge of $25 for each transfer in excess of twelve excluding any automatic transfers from the DCA Fixed Account or the Money Market Subaccount. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.
Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. If the accumulated value in the Fixed Account immediately before the transfer is at least $2,000, the amount transferred may not exceed 25% of the accumulated value in the Fixed Account. Otherwise, the amount transferred may not exceed $500.
Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or the entire Accumulated Value in that Subaccount or Fixed Account, if less.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and, therefore, unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

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Transfers
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Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.
Dollar Cost Averaging
Your Contract provides for two different Dollar Cost Averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts. Dollar Cost Averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.
Neither Dollar Cost Averaging program allows you to make automatic transfers to the Fixed Account or a Fixed Period Allocation.
Dollar Cost Averaging from the DCA Fixed Account
This program is no longer available because the Contract is no longer sold. At the time of your application, you had the option to dedicate a premium of at least $1,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. Any amount allocated to the DCA Fixed Account was credited with an interest rate determined when the payment was received and was guaranteed for the duration of the one-year period.
One-twelfth of any amount you allocated to the DCA Fixed Account was transferred to the designated Subaccounts when we allocated your initial premium, and subsequent transfers were made on the same date each month for the next 11 months. If that date fell on a date at the end of the month like the 29th, 30th, or the 31st and the subsequent month did not have a comparable date, we processed the transfer on the first business day of the following month. If the date fell on a weekend the transfer was processed on the following business day. The amount of the transfer each month was equal to the Accumulated Value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminated the automatic transfers before the twelfth transfer, the Accumulated Value in the DCA Fixed Account would have been transferred to the Thrivent Money Market Subaccount unless you requested that it be transferred to a different Subaccount.
Money Market Dollar Cost Averaging
You may establish a Dollar Cost Averaging program to make periodic transfers of at least $50 from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you select (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until we receive Notice from you to discontinue the program, whichever is sooner. If the amount remaining in the Thrivent Money Market Subaccount drops below

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Transfers
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the amount you established to be transferred, the entire remaining balance will be transferred on the next transfer date and the Money Market Dollar Cost Averaging program will be discontinued. If the program is discontinued and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.
Automatic Asset Rebalancing Program
As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Account). You may elect to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.
Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th or 31st). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value. To elect to participate in the program, we must receive Notice at our Service Center from you. This request will override any previous allocations you may have selected. Rebalancing continues until you stop or change it.
You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. Periodic rebalancing takes into account increases and decreases in accumulated values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.
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Telephone and Online Transactions
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You may perform certain transactions online or over the telephone if we receive proper authorization from you.
We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by reason of their not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses.
Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with written Notice. If, due to malfunction or other circumstances, the request is incomplete or not fully comprehensible, we will not process the transaction.
We reserve the right to suspend or limit telephone and online transactions.
Owners can complete certain transactions online at www.thrivent.com or complete telephone transactions by contacting the Service Center at (800) 847-4836.
Timely Processing
We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account may be deferred up to six months.

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Loans
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While the Insured is living and after your Contract has been in force for 60 days from the Date of Issue, you may, by giving us Notice, use your Accumulated Value as security for a loan of your Cash Surrender Value. The maximum available loan amount is an amount such that the total loan or loans will not exceed 90% (in most states) of Accumulated Value less decrease charges at the time of the loan request.
For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5% on the loan balance. On the 10th Contract Anniversary, any Debt that does not exceed 60% of the Accumulated Value will be automatically changed to a preferred loan. On each subsequent Contract Anniversary, we will automatically change to a preferred loan the portion of Debt, if any, that is not a preferred loan and does not increase the sum of preferred loans on this contract to more than 60% of the Accumulated Value on that date. On or after the 10th Contract Year, when you take a new loan we will add the new loan to Debt and then change to a preferred loan the portion of the Debt, if any, that is not a preferred loan and does not increase the sum of preferred loans on this contract to more than 60% of the Accumulated Value on that date. Interest will accrue on a daily basis at a maximum annual rate of 3% on any preferred loan balance.
When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the loan. Accumulated Value will be transferred from the Subaccounts or Fixed Account according to the ratio that the Accumulated Value in the Subaccounts or Fixed Account bears to the total Accumulated Value less loan and loan interest; or according to any other administrative option you choose and available at the time of the loan. The amount transferred to the Loan
Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 3% will be credited to the Loan Account.
While your Contract is in force, you may repay, at any time, all or part of your loan. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.
Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and the Fixed Account. Repayments will be allocated according to your premium allocation. Total Accumulated Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Accumulated Value growth.
A loan reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.
A loan may have tax consequences. See Federal Tax Matters.

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Contract Lapse and Reinstatement
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Lapse
Your Contract will lapse (that is, terminate without value) if:
♦	your monthly deductions are greater than your Cash Surrender Value,
♦	the Death Benefit Guarantee is not in effect, and
♦	payment of the required premium to keep the Contract in force is not received within 61 days of the date notification is mailed to you (in most states).
If the Contract lapses, a tax may result.
If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing related taxes.
Reinstatement
You may reinstate the Contract any time within three years after it has lapsed (some states may require a longer period to be able to reinstate your Contract). You cannot reinstate a Contract that was surrendered by you. To reinstate your Contract you must provide evidence of insurability that meets our standards and submit the required payment equal to or more than:
♦	the amount to cover the monthly deductions that were not made during the grace period;
♦	an amount to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and
♦	repayment of any loan amount and loan interest.
The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.
We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement for two years from the date of reinstatement.

Charges and Deductions
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Charges are necessary to pay death benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.
Transaction Fees
Charges Deducted from Premiums (Percent of Premium Charge)
We charge a percent of premium charge of 5% on premiums. We use this charge to cover the costs of sales and other expenses.
Decrease Charge
If you elect to surrender your Contract, reduce the Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable decrease charge. Decrease charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier. We do not impose any other charges (such as

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Charges and Deductions
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mortality and expense risk charges) on the decrease charge amount during this time. Because the decrease charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. If the decrease charge applies to a partial surrender, the decrease charge will be deducted from the Subaccounts and Fixed Account in the same ratios as used for the partial surrender. If the decrease charge applies to other Face Amount decreases, the decrease charge will be deducted from the Subaccounts and Fixed Account in the same ratios as the monthly deduction is taken. New decrease charges apply to each Face Amount increase.
The decrease charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by sex (in most states), Face Amount, risk class and Issue Age. For the first five Contract Years, the decrease charge remains level then grades to zero after the 10th Contract Year. Beginning in the 11th year after the Date of Issue (assuming no increases in Face Amount), the decrease charge will be zero. We list your decrease charges in your Contract.
If you increase your Contract’s Face Amount, a new decrease charge is applicable to the increase, in addition to any existing decrease charge. We list your actual decrease charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.
The following is an example of decrease charges for a 40-year-old male in the preferred non-tobacco risk class, $150,000 Face Amount:
Contract Year	Decrease charge per Thousand Dollars
1	$14.72
2	14.72
3	14.72
4	14.72
5	14.72
6	12.26
7	9.81
8	7.36
9	4.91
10	2.45
11	0.00
If you decrease the Face Amount while the decrease charge applies, we assess a decrease charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.
Surrender Charge
During the first 10 Contract Years, we charge up to $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. The timing and treatment of this charge is similar to the decrease charge as described previously.
Transfer Charge
You may make up to twelve transfers per Contract Year from the Subaccounts without charge. We charge $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.
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Charges and Deductions
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Monthly Deductions from Accumulated Value
We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less any loan interest in the Contract. With our approval, you may choose other allocations of the monthly deductions. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Date of Issue, if different) then monthly thereafter on each Monthly Deduction Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the next Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.
The monthly deductions consist of:
♦	the cost of insurance charge;
♦	the monthly mortality and expense risk charge;
♦	the monthly administrative charge; and
♦	charges for additional insurance benefits (riders), if any.
Cost of Insurance
We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including Issue Age, sex (in most states), risk class, rating class, duration, and Face Amount) that would cause it to vary from Contract to Contract.
The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges, partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Date of Issue, if different).
We underwrite the applicant to determine the risk class using information provided in the application and in other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:
♦	the amount of insurance applied for,
♦	the proposed Insured’s age,
♦	outcome of medical testing,
♦	reports from physicians (attending physicians’ statements); and/or
♦	other information such as financial information that may be required.
Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.
Cost of Insurance Rates
Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.
Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 1980 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.
Our current cost of insurance rates apply uniformly to all Insureds of the same Issue Age, duration, sex, risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Face Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also

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Charges and Deductions
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includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insureds of the same risk class within the same band. The bands for this charge are as follows:
Banded Levels
$25,000 to $99,999
$100,000 to $249,999
$250,000 to $499,999
$500,000 to $999,999
$1,000,000 and above
The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:
1.Super-Preferred, Non-Tobacco
2.Preferred Non-Tobacco
3.Preferred Tobacco
4.Standard Non-Tobacco
5.Standard Tobacco
6.Substandard Non-Tobacco (Rated)
7.Substandard Tobacco (Rated)
Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.
Mortality and Expense Risk Charges
The mortality and expense risk charge is a monthly charge for risks that we assume in the Contracts. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.
The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the Accumulated Value of all of your Subaccounts. These charges are different in Maryland. No mortality and expense risk charges are deducted from the Fixed Account. This is a tiered charge based on your Accumulated Value at the time the charge is deducted.

	Maximum M&E Charge
	For Contract Years:
Subaccount Accumulated Value	0 to 10	More than 10 years
0 up to $25,000	1.10%	0.90%
(monthly)	(0.09121)	(0.07469)
Next $75,000	1.00%	0.80%
(monthly)	(0.08295)	(0.06642)
$100,000 and above	0.90%	0.70%
(monthly)	(0.07469)	(0.05815)

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Charges and Deductions
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Administrative Charge
We deduct a charge to cover administrative costs. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured. For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.
Rider or Additional Benefit Charge
If your Contract includes riders or additional benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Benefits include guaranteed increase option, disability waivers, applicant waiver and accidental death, term insurance rider, child term rider and spouse term insurance rider.
Fund Charges
The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the
Subaccount invests. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.
Variation or Reduction of Charges
We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

Federal Tax Matters
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General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY
TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

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Federal Tax Matters
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Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Proceeds
In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.
If the Death Proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Proceeds are applied

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Federal Tax Matters
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under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.
Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.
As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. Taxable income received from the Contract is treated as ordinary income for tax purposes.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.
Certain Distributions Required by the Tax Law in the First 15 Contract Years
As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Cash Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

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Federal Tax Matters
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Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including a Contract that lapses due to nonpayment of premiums (unless it is reinstated within 90 days) will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.
Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merged are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the

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Federal Tax Matters
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contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.
Constructive Receipt Issues
The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.
Section 1035 Exchanges
Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated
Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.
Actions to Ensure Compliance with the Tax Law
We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we

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Federal Tax Matters
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withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

Additional Benefits And Riders
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We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these riders from Accumulated Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial professional can help you determine whether certain riders are appropriate for you. We describe any riders included with your Contract more fully in your Contract.
Accidental Death Benefit
This benefit generally provides an additional death benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental death benefits, you may select the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental death benefit payable would be in addition to your basic death benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.
Disability Waivers
You may choose one of two different disability waivers. Waiver of monthly deductions provides that, in the event of your qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction. Waiver of selected amount credits the amount selected at issue. The charge for this rider is a percentage based on Attained Age multiplied by the selected amount.
Applicant Waiver of Selected Amount
This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract if the applicant becomes disabled (as described above) or dies. Amounts will be credited until the end of the benefit period as defined in the rider. The charge for this benefit is a percentage based on Attained Age of the applicant and Issue Age of the Insured multiplied by the selected amount. The charge will apply until the rider terminates. The rider will terminate on the earliest of the following dates:
1.The date the applicant reaches age 65 or the end of a benefit period, if later.
2.The date control of the Contract is transferred to the Insured.
3.The date the Contract terminates.
4.The first monthly anniversary on or after the date we receive Notice to cancel the rider.
Guaranteed Increase Option
Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount.
Child Term Life Insurance
This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday until the rider anniversary on or after that child’s 25th birthday, the

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Additional Benefits And Riders
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child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.
This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within six months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.
Term Life Insurance and Spouse Term Life Insurance
These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on the life of the spouse of the Insured for up to 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.
Cost of Living Adjustment Benefit
This benefit annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers’ Price Index. The maximum increase is the smallest of 1) the CPI increase on a Contract Anniversary multiplied by the Face Amount rounded up to the next $100; 2) 10% of the Face Amount; and 3) $50,000. As a result of increasing the Face Amount, monthly deductions will increase. Furthermore, a new schedule of decrease charges will apply to any resulting increase in Face Amount. Any resulting increase to the Face Amount will also require a new Death Benefit Guarantee Premium amount to be determined. There is no separate charge to implement this benefit, however, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earliest of the:
1)expiration date for the rider shown on page 5-COL of the Contract;
2)date the Contract terminates;
3)date the Contract owner rejects an increase in Face Amount under the rider;
4)effective date of any decrease in Face Amount;
5)date the sum of the increases in Face Amount due to this rider equals or exceeds two times the Face Amount on the date of issue of the rider;
6)the effective date of any increase in Face Amount that has a rated Risk Class; and
7)the date the Contract owner gives Notice to cancel the rider.
Accelerated Benefits Riders
Accelerated Benefits Rider—Generally Available on Contracts Applied for Prior to January 15, 2008
This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See Federal Tax Matters.
Accelerated Death Benefit for Terminal Illness
You may add this rider at any time without cost. The rider allows you to receive the present value of the death benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the Insured is terminally ill. State variations apply.

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Sales and Other Agreements
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Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent Financial. The financial professional receives commissions and other incentives, which may be substantial, from Thrivent Financial on behalf of Thrivent Investment Management Inc. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts sold by the financial professional, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial professional receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this prospectus (commissions and other incentives are described below). As a result, the financial professional may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an insurance producer of ours for purposes of the sale of the Contract.
Our financial professionals predominantly sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase or increase coverage under a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, compensation varies by product type. As a result, your financial professional in this transaction may have a financial incentive to recommend that you purchase or increase coverage under one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial professional in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions are paid to the financial professional ranging from 50% to 84.6% of commissionable premiums when you purchase a new contract or make increases in coverage to an existing contract. Your financial professional may receive cash bonuses ranging from 0% to 72% of base commissions, if eligible. In addition, your financial professional may receive premium-based compensation ranging from 1% to 7% of all premiums paid plus 0% to 0.30% of the Cash Surrender Value annually, for the life of the Contract.
If you elect a settlement option, we pay commissions to the financial professional ranging from 0.25% to 0.80% of the premium applied to the settlement option, if eligible.
In addition to commissions, we may pay or provide other promotional incentives. Financial professionals may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:
♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

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Sales and Other Agreements
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♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and
♦	providing services to Contract Owners.
This additional compensation may provide an incentive for the financial professional to favor the Contracts over other products.
In addition, our home office employees, as well as our field management personnel who manage our financial professionals, are eligible to receive incentive compensation, based on the amount of sales by the financial professionals of ours and others insurance and annuity products.

Legal Proceedings
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There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

Financial Statements
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The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.
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How to Contact Us
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Telephone:
1-800-847-4836
Internet:
Thrivent.com
Applications:
Thrivent Financial
P.O. Box 8061
Appleton, WI 54912-8061
Additional Premiums (variable products):
Thrivent Financial
P.O. Box 8061
Appleton, WI 54912-8061
Transfers, Surrenders, Withdrawals or Other Requests:
Thrivent Financial
P.O. Box 8075
Appleton, WI 54912-8075
Express Mail:
Thrivent Financial
4321 N. Ballard Road
Appleton, WI 54919-3400
For Wire Transfer Instructions, please contact 1-800-847-4836.
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Definitions
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Accumulated Value: The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, the DCA Fixed Account and the Loan Account.
Accumulation Unit: A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.
Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.
Additional Benefits: Benefits provided by riders, if any, attached to the Contract.
Attained Age: Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.
Automatic Asset Rebalancing: An elective feature of the Contract that provides an automatic rebalancing of Accumulated Values of Subaccounts in accordance with your previously established rebalancing percentages.
Beneficiary: The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value: The Accumulated Value of the Contract less any applicable decrease charges and outstanding loan balances and any deferred monthly deductions.
Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.
Contract: The flexible premium variable life insurance Contract offered by us, (Thrivent Financial) and described in this prospectus. The Contract consists of the Contract, any additional riders or benefits, amendments, endorsements, the application and the articles of incorporation and bylaws.
Contract Anniversary: The same day and month in each succeeding year as the Date of Issue.
Contract Date: The later of the Date of Issue or the date we receive in Good Order the first premium payment at our Service Center.
Contract Year: The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.
Date of Issue: The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.
DCA Fixed Account: You establish this account only when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is received. It is not a Subaccount. The DCA Fixed Account is part of our General Account, which includes all of our assets other than those in any Variable Account. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.
Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions as long as premium requirements are met. There are two levels of Death Benefit Guarantees available: basic and enhanced.
Death Benefit Guarantee Premium: The minimum monthly premium required to keep the Death Benefit Guarantee(s) in effect. Different combinations of age, sex, risk class, Face Amount, Death Benefit Option and additional benefits will result in different Death Benefit Guarantee Premiums.
Death Benefit Option: Either of the two methods used to determine the death benefit.

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Definitions
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Death Proceeds: The amount paid upon the death of the Insured.
Debt: All unpaid contract loans plus accrued interest.
Dollar Cost Averaging: An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.
Face Amount: The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.
Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Free Look Period: The period of time in which you have the right to examine and cancel your Contract and receive, in most states, a refund equal to the sum of the Accumulated Value on the date the Contract is returned to us plus any percent of premium charge and any monthly deduction made.
Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.
General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.
Good Order: Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Insured: The person on whose life the Contract is issued.
Internal Revenue Code: The Internal Revenue Code of 1986, as amended.
Issue Age: The age of the Insured as of his or her last birthday on the Date of Issue.
Loan Account: If there is a loan against the Contract, we set up a Loan Account for you. The Loan Account is equal to the amount transferred from any Subaccount, Fixed Account and/or any DCA Fixed Account to secure the loan plus any interest credited.
Monthly Deduction Date: The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the nearest Valuation Date, on or next following the day of the month which corresponds to the day of the month that we issued the Contract.
Net Premium: The amount invested in the Contract after a 5% charge is taken for sales expenses. The percent of premium charge may not be deducted in certain situations.
Notice: A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us. While your Contract refers to written notice, administratively Notice may meet this requirement.
Owner: The person or entity who owns the Contract.
Portfolio: A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Service Center: Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.
Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.
Thrivent Financial professional: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

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Definitions
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Thrivent Investment Management Inc.: An indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.
Valuation Date: Any day upon which the New York Stock Exchange is open for regular trading.
Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.
Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our General Account.
we, us, our: Thrivent Financial.
you, your: The Owner of the Contract.

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Obtaining Additional Information
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To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI is provided below for your reference.
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY
Depositor
Registrant
SERVICES
Service Agreements and Other Service Providers
PREMIUMS
Administrative Procedures
Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
Surrender and Withdrawal
Material Contracts Relating to the Registrant
PRINCIPAL UNDERWRITER
Identification
Offering and Commissions
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
Special Purchase Plans
Underwriting Procedures
Increases in Face Amount
LAPSE AND REINSTATEMENT
LOANS
STANDARD AND POOR’S DISCLAIMER
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The prospectus and the SAI are available upon request. You can get these documents and all other documents required to be filed with the SEC free by the following means:
Notice:
Thrivent Financial
Service Center
4321 North Ballard Road
Appleton, WI 54919-0001
Online:
www.thrivent.com
E-Mail Address:
mail@thrivent.com
Toll-Free Telephone Number:
(800) 847-4836
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Obtaining Additional Information
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We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, Cash Surrender Values, and Accumulated Values.
You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.
Thrivent Variable Life Account I
1933 Act Registration No. 333-103454
1940 Act Registration No. 811-08289
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THRIVENT VARIABLE LIFE ACCOUNT I
Statement of Additional Information
Dated April 30, 2019
Flexible Premium Variable Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (SAI) contains additional information about the flexible premium variable life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the contract dated April 30, 2019. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, by calling (800) 847-4836, or at www.thrivent.com.
1

GENERAL INFORMATION AND HISTORY
Depositor
Thrivent Financial, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)	to accept certain premiums;
(2)	to refund premiums;
(3)	to refund the earnings on premiums;
(4)	to refund any necessary accumulated value; and
(5)	to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer Additional Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Additional Benefits.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2016	2017	2018
$124,111	$251,995	$222,686
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium.
3

Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the Face Amount at any time before the Insured’s 80th birthday. Increases in Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of Decrease Charges will also apply to each increase in the Face Amount. The Decrease Charge applies to decreases in Face Amount during the first 10 years following an increase in Face Amount. The Decrease Charge remains level during the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
4

STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent Financial”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent Financial. Thrivent Financial variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent Financial variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent Financial variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent Financial with respect to the S& P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent Financial or the Thrivent Financial variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent Financial or the owners of the Thrivent Financial variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent Financial variable insurance products or the timing of the issuance or sale of the Thrivent Financial variable insurance contract or in the determination or calculation of the equation by which a Thrivent Financial variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent Financial variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT FINANCIAL, OWNERS OF THE THRIVENT FINANCIAL VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT FINANCIAL, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2018 and December 31, 2017 and for each of the three years in the period ended December 31, 2018 and the financial statements of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2018 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2018 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
6

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans:
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2018.
Management's Responsibility for the Statutory Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Report of Independent Auditors, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
February 18, 2019

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2018 and 2017
(in millions)
	2018	2017
Admitted Assets
Bonds	$43,283	$43,291
Stocks	2,382	2,141
Mortgage loans	8,999	8,202
Real estate	65	59
Cash, cash equivalents and short-term investments	1,430	1,573
Contract loans	1,159	1,161
Receivables for securities	85	49
Limited partnerships	3,844	3,197
Other invested assets	194	204
Total cash and invested assets	61,441	59,877
Accrued investment income	436	432
Due premiums and considerations	119	121
Other assets	45	47
Assets held in separate accounts	28,468	30,492
Total Admitted Assets	$90,509	$90,969
Liabilities
Aggregate reserves for life, annuity and health contracts	$46,074	$45,380
Deposit liabilities	3,543	3,421
Contract claims	329	338
Dividends due in following calendar year	325	320
Interest maintenance reserve	471	491
Asset valuation reserve	1,367	1,217
Transfers due from separate account	(486)	(582)
Payable for securities	376	556
Securities lending obligation	243	365
Other liabilities	710	746
Liabilities related to separate accounts	28,427	30,448
Total Liabilities	81,379	82,700
Surplus
Unassigned funds	9,088	8,268
Other surplus	42	1
Total Surplus	9,130	8,269
Total Liabilities and Surplus	$90,509	$90,969
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2018, 2017, and 2016
(in millions)
	2018	2017	2016
Revenues
Premiums	$4,981	$5,021	$5,451
Considerations for supplementary contracts with life contingencies	134	113	78
Net investment income	2,713	2,709	2,768
Separate account fees	683	649	580
Amortization of interest maintenance reserve	161	130	118
Other revenues	40	46	48
Total Revenues	8,712	8,668	9,043
Benefits and Expenses
Death benefits	1,101	1,029	1,005
Surrender benefits	2,677	2,317	1,928
Change in reserves	693	1,441	1,712
Other benefits	1,648	1,504	1,414
Total benefits	6,119	6,291	6,059
Commissions	271	270	286
General insurance expenses	734	682	637
Fraternal benefits and expenses	200	180	173
Transfers to (from) separate accounts, net	4	483	902
Total expenses and net transfers	1,209	1,615	1,998
Total Benefits and Expenses	7,328	7,906	8,057
Gain from Operations before Dividends and Capital Gains and Losses	1,384	762	986
Dividends	324	319	315
Gain from Operations before Capital Gains and Losses	1,060	443	671
Realized capital gains (losses), net	146	74	(115)
Net Income	$1,206	$ 517	$ 556
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2018, 2017 and 2016
(in millions)
	2018	2017	2016
Surplus, Beginning of Year	$8,269	$7,726	$7,127
Net income	1,206	517	556
Change in unrealized investment gains and losses	(260)	85	68
Change in non-admitted assets	8	(11)	(6)
Change in asset valuation reserve	(150)	(118)	(99)
Change in surplus of separate account	(3)	(3)	(6)
Reserve Adjustment	—	84	—
Corporate home office building sale	42	—	—
Pension liability adjustment	18	(11)	86
Surplus, End of Year	$9,130	$8,269	$7,726
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2018, 2017, and 2016
(in millions)
	2018	2017	2016
Cash from Operations
Premiums	$ 5,116	$ 5,133	$ 5,523
Net investment income	2,363	2,316	2,289
Other revenues	722	695	625
	8,201	8,144	8,437
Benefit- and loss-related payments	(5,323)	(4,696)	(4,214)
Transfers to separate account, net	93	(498)	(923)
Commissions and expenses	(1,205)	(1,118)	(1,065)
Dividends	(319)	(317)	(311)
Net Cash from Operations	1,447	1,515	1,924
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	7,392	7,919	6,870
Stocks	1,276	1,027	923
Mortgage loans	775	823	809
Other	820	834	884
	10,263	10,603	9,486
Cost of investments acquired or originated:
Bonds	(7,518)	(8,939)	(8,841)
Stocks	(1,648)	(1,189)	(1,008)
Mortgage loans	(1,575)	(1,253)	(1,034)
Other	(1,033)	(764)	(745)
	(11,774)	(12,145)	(11,628)
Transactions under mortgage dollar roll program, net	168	(204)	598
Change in net amounts due to/from broker	(215)	193	(651)
Change in collateral held for securities lending	(122)	(158)	138
Change in contract loans	3	3	6
Net Cash from Investments	(1,677)	(1,708)	(2,051)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	9	37	57
Other	78	(2)	(7)
Net Cash from Financing and Miscellaneous Sources	87	35	50
Net Change in Cash, Cash Equivalents and Short-Term Investments	(143)	(158)	(77)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	1,573	1,731	1,808
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 1,430	$ 1,573	$ 1,731
Supplemental information:
Non-cash investing activities not included above
Mortgage Loan Refinancing	$ 91	$ 145	$ 143
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2018, 2017, and 2016
1. Nature of Operations and Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society that provides to its members life insurance, retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members primarily through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.
Significant Accounting Principles
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds:  Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $252 million and $420 million in the mortgage dollar roll program as of December 31, 2018 and 2017, respectively.
Stocks:  Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried on their statutory equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real estate:  Home office real estate is valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, cash equivalents and short-term investments:  Included in cash and cash equivalents are demand deposits and highly liquid investments purchased with an original maturity of three months or less, which are carried at amortized cost. Also included in cash equivalents are investments in money market mutual funds, which are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are investments in commercial paper and agency notes, which are carried at amortized cost.
Contract loans:  Contract loans are generally carried at their aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other invested assets:  Other invested assets include derivative instruments, real estate joint ventures, surplus notes and Thrivent Financial’s investment interest in Thrivent Education Funding, LLC (TEF). Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost. TEF is a wholly owned affiliate of Thrivent Financial and is valued based on GAAP equity.
Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities. Thrivent Financial presents securities lending agreements on a gross basis in the statutory-basis financial statements.
Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized investment gains and losses:  Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets and are accounted for as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security, and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.
Interest maintenance reserve:  Thrivent Financial is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on Contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guidelines 43 and VM-21, including assumptions for guaranteed minimum death benefits and living benefits.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
During 2017, Thrivent Financial recorded an adjustment to its reserves for life contracts totaling $84 million. The adjustment corrected an overstatement of the reserve connected with waivers on the Term Life products. The adjustment was recorded directly to surplus and the impact to previous years gain from operations was not significant.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
Asset Valuation Reserve
Thrivent Financial is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its lodge system where members participate in locally sponsored fraternal activities.
Dividends to Members
Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.
Income Taxes
Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2018, Thrivent Financial adopted changes to SSAP No. 86 (Derivatives), which clarifies that amounts received or paid to adjust variation margin on derivative contracts that are both cleared and settled on an exchange should be recognized as unrealized gains or losses. The new guidance is applied prospectively and did not have a material impact to Thrivent Financial’s financial statements.
In 2018, Thrivent Financial adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which clarifies what is to be included in the wash sale disclosure and that the disclosure shall be in the financial statements for the period in which the security is sold. The new guidance is applied prospectively and did not have a material impact to Thrivent Financial’s financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature of Operations and Significant Accounting Policies, continued
In 2018, Thrivent Financial adopted changes to SSAP No. 92 (Post Retirement Benefits Other Than Pensions) and SSAP No. 102 (Pensions), which removes the level 3 fair value reconciliation disclosure for pension and other post-retirement plan assets. The new guidance is applied prospectively and did not have a material impact to Thrivent Financial’s financial statements.
Subsequent Events
Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 18, 2019, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.
2. Investments
Bonds
The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2018
U.S. government and agency securities	$ 1,556	$ 38	$ 12	$ 1,582
U.S. state and political subdivision securities	104	33	—	137
Securities issued by foreign governments	102	3	1	103
Corporate debt securities	32,063	983	923	32,125
Residential mortgage-backed securities	6,912	26	148	6,790
Commercial mortgage-backed securities	2,077	8	40	2,045
Collateralized debt obligations	3	11	—	14
Other debt obligations	441	1	8	434
Affiliated Bonds	25	—	—	25
Total bonds	$43,283	$1,103	$1,132	$43,255
December 31, 2017
U.S. government and agency securities	$ 2,458	$ 72	$ 7	$ 2,523
U.S. state and political subdivision securities	105	42	—	147
Securities issued by foreign governments	107	5	—	112
Corporate debt securities	30,976	2,361	167	33,170
Residential mortgage-backed securities	7,434	79	54	7,459
Commercial mortgage-backed securities	1,786	16	17	1,785
Collateralized debt obligations	3	11	—	14
Other debt obligations	422	3	3	422
Total bonds	$43,291	$2,589	$ 248	$45,632
The admitted value of corporate debt securities issued in foreign currencies was $546 million and $434 million as of December 31, 2018 and 2017, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2018
Due in one year or less	$ 2,376	$ 2,402
Due after one year through five years	9,470	9,457
Due after five years through ten years	13,632	13,284
Due after ten years	19,175	19,482
Total	$44,653	$44,625
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions). Certain amounts as of December 31, 2017 below have been revised to correct the prior period disclosure.
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2018
U.S. government and agency securities	17	$ 537	$ 7	4	$ 187	$ 5
U.S. state and political subdivision securities	—	—	—	—	—	—
Securities issued by foreign governments	—	—	—	2	24	1
Corporate debt securities	1,945	15,979	719	307	2,576	204
Residential mortgage-backed securities	124	3,078	64	100	2,043	84
Commercial mortgage-backed securities	87	930	17	57	518	23
Collateralized debt obligations	—	—	—	2	—	—
Other debt obligations	68	233	6	28	112	2
Total bonds	2,241	$20,757	$813	500	$5,460	$319
December 31, 2017
U.S. government and agency securities	20	$ 873	$ 5	3	$ 55	$ 2
U.S. state and political subdivision securities	—	—	—	—	—	—
Securities issued by foreign governments	2	24	—	—	—	—
Corporate debt securities	350	3,278	98	197	1,744	69
Residential mortgage-backed securities	80	2,571	15	79	1,767	39
Commercial mortgage-backed securities	52	489	4	46	408	13
Collateralized debt obligations	—	—	—	2	—	—
Other debt obligations	74	287	2	23	85	1
Total bonds	578	$ 7,522	$124	350	$4,059	$124

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.
As of December 31, 2018, Thrivent Financial held the following structured notes (in millions) as defined by the NAIC Securities Valuation Office. The structured notes below are included in U.S. government and agency securities. No investments held as of December 31, 2018 are considered mortgage-referenced securities.
CUSIP	Actual Cost	Fair Value	Book/Adjusted Carrying Value
912810QF8	$ 5	$ 7	$ 6
9128283R9	25	24	25
912828B25	25	27	27
912828H45	15	15	16
912828N71	26	26	26
912828NM8	27	30	30
912828QV5	81	83	86
912828UH1	27	28	29
912828V49	25	25	25
	$256	$265	$270
Stocks
The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are presented below (in millions). Certain prior year amounts have been reclassified to conform to the current year presentation.
	2018	2017
Unaffiliated preferred stocks:
Cost/statement value	$ 206	$ 157
Gross unrealized gains	120	130
Gross unrealized losses	(5)	(1)
Fair value	$ 321	$ 286
Unaffiliated common stocks:
Cost	$1,372	$1,046
Gross unrealized gains	177	329
Gross unrealized losses	(105)	(13)
Fair value/statement value	$1,444	$1,362
Affiliated common stocks:
Cost	$ 179	$ 255
Gross unrealized gains	161	64
Gross unrealized losses	—	—
Fair value/statement value	$ 340	$ 319

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	2018	2017
Affiliated mutual funds:
Cost	$ 426	$ 277
Gross unrealized gains	3	26
Gross unrealized losses	(37)	—
Fair value/statement value	$ 392	$ 303
Total statement value	$2,382	$2,141
Mortgage Loans
The age analysis of mortgage loans as of December 31 was as follows (in millions):
	2018	2017
Current	$8,995	$8,193
30 – 59 days past due	2	2
60 – 89 days past due	1	5
90 – 179 days past due	—	2
180+ days past due	1	—
Total mortgage loans	$8,999	$8,202
180+ Days Past Due and Accruing Interest:
Investment	$ 1	$ —
Interest accrued	—	—
90 -179 Days Past Due and Accruing Interest:
Investment	—	2
Interest Accrued	—	—
The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:
	2018	2017
Geographic Region
Pacific	27%	25%
South Atlantic	19	19
East North Central	9	9
West North Central	14	14
Mountain	11	13
Mid-Atlantic	8	8
West South Central	7	7
Other	5	5
Total	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:
	2018	2017
Property Type
Industrial	25%	26%
Retail	23	26
Office	17	18
Church	10	11
Apartments	17	11
Other	8	8
Total	100%	100%
Impaired Loans
A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2018 Thrivent Financial held impaired loans with a carrying value of $9 million and an unpaid principal balance of $11 million for which there was no related allowance for credit losses recorded and at December 31, 2017, Thrivent Financial held impaired loans with a carrying value of $4 million and an unpaid principal balance of $4 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $0.0 million, $0.0 million and $7.0 million for the years ended December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2018 and 2017 was $4 million and $2 million, respectively. Interest income recognized on impaired mortgage loans totaled $0.1 million during all three years ended December 31, 2018, 2017 and 2016.
In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2018 and 2017, Thrivent Financial modified no loans under these circumstances.
As of both December 31, 2018 and 2017, Thrivent Financial held 2 mortgage loans totaling $9 million and $2 million, respectively, where loan modifications had occurred. During the years ended December 31, 2018 and 2017, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2018 and 2017, there was one mortgage loan each year that was derecognized as a result of foreclosure in the amount of $1.7 million and $5 million, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2018	2017
Home office properties	$143	$ 181
Held-for-sale	6	14
Total before accumulated depreciation	149	195
Accumulated depreciation	(84)	(136)
Total real estate	$ 65	$ 59
In August 2018, Thrivent Financial sold its corporate home office property for a cash payment of $55 million. Subsequent to the sale, Thrivent Financial entered into an agreement with the purchaser to lease the property for a 30-month term lease. The $48 million gain on the sale of the property has been deferred and is reported in other surplus funds and will be recognized over the term of the lease.
Derivative Financial Instruments
Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2018
Assets:
Call spread options	$ 4	$ 545	$ 20
Futures	—	990	(9)
Foreign currency swaps	25	258	2
Covered written call options	—	—	2
Total assets	$ 29	$1,793	$ 15
Liabilities:
Call spread options	(2)	569	(16)
Foreign currency swaps	(17)	305	6
Total liabilities	$ (19)	$ 874	$(10)
As of and for the year ended December 31, 2017
Assets:
Call spread options	$ 38	$ 339	$ 20
Futures	—	344	(41)
Foreign currency swaps	9	202	3
Covered written call options	—	—	4
Total assets	$ 47	$ 885	$(14)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	Carrying Value	Notional Amount	Realized Gain/(Loss)
Liabilities:
Call spread options
Covered written call options	26	381	(17)
Foreign currency swaps	27	227	2
Total liabilities	$ 53	$ 608	$(15)
All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.
Call Spread Options
Thrivent Financial uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with its fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2018, 2017 and 2016, $3 million, $8 million and $10 million, respectively, was received in call premium.
Futures
Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of its variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program are presented below as of December 31 (in millions):
	2018	2017
Loaned securities:
Carrying value	$252	$346
Fair value	237	357
Cash collateral reinvested at book and fair value:
Open	$ 62	$ 45
30 days or less	88	239
31 – 60 days	25	49
61 – 90 days	9	13
91 – 120 days	5	—
121 – 180 days	11	—
181 – 365 days	10	5
1 – 2 years	33	14
2 – 3 years	—	—
Greater than 3 years	—	—
Total	$243	$365
Cash collateral liabilities	$243	$365
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Wash Sales
In the normal course of Thrivent Financial’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. During 2018, Thrivent sold 223 non-investment grade securities with a book value totaling $115 million where the cost to repurchase within 30 days totaled $143 million. The net gain for securities sold and later repurchased totaled $31 million.
Pledged and Restricted Assets
Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted totaling $307 million and $430 million at December 31, 2018 and 2017, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions and securities lending agreements, are less than 1% of total admitted assets. Securities on deposits with state insurance departments were $1 million for both years ended December 31, 2018 and 2017.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2018	2017
Bonds:
Carrying value	$ 47	$ 19
Fair value	47	19
Short-term Investments:
Carrying value	$ 62	$ 18
Fair value	62	18
Cash Equivalents
Carrying value	$134	$328
Fair value	134	328
All collateral received is less than one-percent of total admitted assets.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2018	2017	2016
Bonds	$1,743	$1,745	$1,671
Preferred stock	11	7	7
Unaffiliated common stocks	28	21	21
Affiliated common stocks	24	11	3
Mortgage loans	392	391	399
Real estate	23	24	24
Contract loans	84	80	84
Cash, cash equivalents and short-term investments	32	20	13
Limited partnerships	410	450	585
Other invested assets	21	13	11
	2,768	2,762	2,818
Investment expenses	(49)	(47)	(43)
Depreciation on real estate	(6)	(6)	(7)
Net investment income	$2,713	$2,709	$2,768
Net investment income includes bonds sold or redeemed with a callable feature. During 2018 there were 57 securities with callable features sold or redeemed totaling $19 million and during 2017 there were 82 securities totaling $41 million included in net investment income.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2018	2017	2016
Net gains (losses) on sales:
Bonds:
Gross gains	195	226	$ 200
Gross losses	(58)	(40)	(91)
Stocks:
Gross gains	201	143	116
Gross losses	(47)	(31)	(48)
Futures	(9)	(41)	(153)
Other	17	31	—
Net (losses) gains on sales	299	288	24
Provisions for losses:
Bonds	(18)	(10)	(21)
Stocks	—	—	—
Other	6	—	(7)
Total provisions for losses	(12)	(10)	(28)
Realized capital (losses) gains	287	278	(4)
Transfers to interest maintenance reserve	(141)	(204)	(111)
Realized capital losses, net	$ 146	$ 74	$(115)
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $6.6 billion, $7.0 billion, and $5.5 billion for the years ended December 31, 2018, 2017, and 2016, respectively.
Thrivent Financial recognized other-than-temporary impairments during the year ended December 31, 2018 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
05948KVV8	$ 6	$—	$ 6	$ 5
16165TAE3	7	—	7	8
17307G4H8	1	—	1	1
45660LST7	3	—	4	4
75970QAJ9	2	—	2	2
863576AC8	3	—	3	3
02660YAX0	3	1	2	2
22943HAG1	4	1	3	2
Total	$29	$ 2	$28	$27

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):
	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2018
Subject to discretionary withdrawal:
With market value adjustment	$ —	$248	$ —	$ 248	1%
At book value less a surrender charge of 5% or more	5,238	—	—	5,238	11
At fair value	—	—	26,640	26,640	57
At book value without adjustment	13,076	—	—	13,076	28
Not subject to discretionary withdrawal	1,400	51	1,451	3
Total	$19,714	$248	$26,691	$46,653	100%
December 31, 2017
Subject to discretionary withdrawal:
With market value adjustment	$ —	$338	$ —	$ 338	1%
At book value less a surrender charge of 5% or more	4,963	—	—	4,963	10
At fair value	—	—	28,422	28,422	59
At book value without adjustment	12,911	—	—	12,911	27
Not subject to discretionary withdrawal	1,340	—	59	1,399	3
Total	$19,214	$338	$28,481	$48,033	100%
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2018	2017
Aggregate reserves for life, annuity and health contracts	$16,172	$15,793
Deposit liabilities	3,543	3,421
Liabilities related to separate accounts	26,939	28,819
Total	$46,654	$48,033
Thrivent Financial holds premium deficiency reserves (PDR) on its closed block of long-term care insurance policies. The PDR was $133 million and $567 million as of December 31, 2018 and 2017, respectively. During 2018, Thrivent Financial updated the claim incidence, claim termination, disabled life mortality, expense, and net earned rate assumptions used is the determination of the PDR. During 2017, Thrivent Financial updated the mortality, persistency, expense and net earned rate assumptions. These updated assumptions were the primary driver of the $434 million decrease in PDR for the year ended December 31, 2018 and for the $286 million increase in PDR for the year ended December 31, 2017.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
Thrivent Financial has insurance in force as of December 31, 2018 and 2017, totaling $17 billion and $16 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2018 and 2017, totaled $64 million and $71 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2018
Ordinary new business	$12	$ 8
Ordinary renewal	45	99
Total	$57	$107
December 31, 2017
Ordinary new business	$ 7	$ 4
Ordinary renewal	49	104
Total	$56	$108
4. Separate Accounts
Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent Financial are non-guaranteed, while Thrivent Financial’s multi-year guarantee separate account is a non-indexed guarantee account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2018	2017	2016	2015	2014
Risk charge paid	$108	$107	$99	$99	$86
Payments for guaranteed benefits	4	4	5	4	3
The distribution of investments in the separate account assets as of December 31 was as follows:
	2018	2017
Equity funds	60%	59%
Bond funds	20	20
Balanced funds	18	19
Other	2	2
Total separate account assets	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2018
Reserves:
For accounts with assets at fair value	$248	$27,691	$27,939
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$248	$ —	$ 248
At fair value	—	27,640	27,640
Not subject to discretionary withdrawal	—	51	51
Total	$248	$27,691	$27,939
December 31, 2017
Reserves:
For accounts with assets at fair value	$338	$29,527	$29,865
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$338	$ —	$ 338
At fair value	—	29,468	29,468
Not subject to discretionary withdrawal	—	59	59
Total	$338	$29,527	$29,865

	2018	2017	2016
Premiums, considerations and deposits:
Non-indexed guarantee	$ 1	$ 1	$ 5
Non-guaranteed	1,737	1,806	1,926
Total	$1,738	$1,807	$1,931

	2018	2017	2016
Transfers to separate accounts	$ 1,735	$ 1,806	$ 1,930
Transfers from separate accounts	(1,733)	(1,321)	(1,027)
Other items	2	(2)	(1)
Transfers to separate accounts, net	$ 4	$ 483	$ 902

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2018	2017
Net balance at January 1	$1,089	$1,022
Incurred related to:
Current year	471	451
Prior years	(52)	(35)
Total incurred	419	416
Paid related to:
Current year	104	84
Prior years	290	265
Total paid	394	349
Net balance at December 31	$1,114	$1,089
Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience.
6. Reinsurance
Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent Financial retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2018	2017	2016
Direct premiums	$5,098	$5,146	$5,570
Reinsurance ceded	(117)	(125)	(119)
Net premiums	4,981	5,021	5,451
Reinsurance claims recovered	$ 60	$ 65	$ 50

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2018	2017
Life insurance	$801	$758
Accident and health	—	—
Total	$801	$758
Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.
Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 49% of the reinsurance recoverable as of December 31, 2018.
Thrivent Financial has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2018 and 2017.
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2018	2017
Unrealized gains and losses	$ 293	$ 554
Non-admitted assets	(107)	(115)
Separate account business	42	45
Asset valuation reserve	(1,367)	(1,217)
Thrivent Financial also holds special surplus funds which include the deferred gain on the sale of the corporate home office property and a special surplus balance related to the separate accounts.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments
The financial instruments of Thrivent Financial have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks primarily are valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value include certain bonds; unaffiliated preferred stocks; cash, cash equivalents and short-term investments; other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate their fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent Financial may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate their fair values.
Limited partnerships include private equity investments. The fair values of these investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are derived using GAAP audited financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Other liabilities primarily include deferred annuities and other deposit contracts as well as certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent Financial’s financial instruments measured and reported at fair value are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2018
Assets
Bonds	$ 265	$ —	$—	$ 265
Unaffiliated common stocks	1,390	54	—	1,444
Cash, Cash equivalents and short-term investments	132	—	—	132
Assets held in separate account assets	—	28,468	—	28,468
Other invested assets	—	25	4	29
Total	$1,787	$28,547	$ 4	$30,338
Liabilities
Other liabilities	$ —	$ 17	$ 2	$ 19
December 31, 2017
Assets
Bonds	$ 269	$ —	$—	$ 269
Unaffiliated common stocks	1,304	58	—	1,362
Cash, cash equivalents and short-term investments	106	—	—	106
Assets held in separate account assets	—	$30,492	—	$30,492
Other invested assets	—	10	38	48
Total	$1,679	$30,560	$ 38	$32,277
Liabilities
Other liabilities	$ —	$ 27	$ 26	$ 53

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
There were no gains or losses recognized in net income during 2018 or 2017 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2018 or 2017.
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions):
	2018	2017
Assets:
Balance, January 1	$ 38	$ 14
Purchases	37	20
Sales	(20)	(10)
Unrealized gains and losses	(51)	14
Balance, December 31	$ 4	$ 38
Liabilities:
Balance, January 1	$ 26	$ 10
Purchases	24	12
Sales	(27)	(7)
Unrealized gains and losses	(21)	11
Balance, December 31	$ 2	$ 26
Transfers
During 2018, Thrivent Financial had transfers of $30 million into Level 2 from Level 3 and transfers of $66 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2017, Thrivent Financial had transfers of $102 million into Level 2 from Level 3 and transfers of $54 million into Level 3 from Level 2 for bonds which are not held at fair value. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions). Certain amounts as of December 31, 2017 below have been revised to correct the prior period disclosure.
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2018
Financial assets:
Bonds	$43,283	1,433	32,639	9,183	43,255
Unaffiliated preferred stocks	206	—	136	184	320
Unaffiliated common stocks	1,444	1,390	54	—	1,444
Affiliated common stock	340	—	340	—	340
Affiliated mutual funds	392	392	—	—	392
Mortgage loans	8,999	—	—	9,256	9,256
Contract loans	1,159	—	—	1,159	1,159
Cash, cash equivalents and short-term investments	1,430	132	1,298	—	1,430
Limited partnerships	3,844	—	—	3,844	3,844
Real estate — held-for-sale	6	—	—	9	9
Assets held in separate accounts	28,468	—	28,468	—	28,468
Other invested assets	194	—	113	90	203
Financial liabilities:
Deferred annuities	13,825	—	—	13,600	13,600
Other deposit contracts	1,032	—-	—	1,032	1,032
Other liabilities	29	—	18	4	22
Liabilities related to separate accounts	28,427	—	28,427	—	28,427
December 31, 2017
Financial assets:
Bonds	$43,291	2,311	34,584	8,737	45,632
Unaffiliated preferred stocks	157	—	79	207	286
Unaffiliated common stocks	1,362	1,304	58	—	1,362
Affiliated common stocks	319	—	319	—	319
Affiliated mutual funds	303	303	—	—	303
Mortgage loans	8,202	—	—	8,611	8,611
Contract loans	1,161	—	—	1,161	1,161
Cash, cash equivalents and short-term investments	1,573	106	1,469	2	1,577
Limited partnerships	3,197	—	—	3,197	3,197
Real estate — held-for-sale	14	—	—	69	69
Assets held in separate accounts	30,492	—	30,492	—	30,492
Other invested assets	204	—	114	116	230
Financial liabilities:
Deferred annuities	13,449	—	—	13,238	13,238
Other deposit contracts	1,065	—	—	1,065	1,065
Other liabilities	53	—	31	26	57
Liabilities related to separate accounts	30,448	—	30,448	—	30,448

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.
The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2018	2017	2016	2018	2017	2016
Service cost	$ 25	$ 23	$ 23	$ 2	$ 2	$ 2
Interest cost	43	46	50	4	5	4
Expected return on plan assets	(77)	(69)	(68)	—	—	—
Other	19	18	26	4	6	6
Net periodic cost	$ 10	$ 18	$ 31	$ 10	$ 13	$ 12
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2018	2017	2018	2017
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,187	$1,083	$120	$111
Service cost	25	23	2	2
Interest cost	43	46	5	5
Actuarial (gain) loss	(105)	82	(11)	10
Transfers from Defined Contribution Plan	—	—	—	—
Benefits paid	(51)	(47)	(9)	(8)
Benefit obligation, end of year	$1,099	$1,187	$107	$120
Change in plan assets:
Fair value of plan assets, beginning of year	$1,035	$ 935	$—	$—
Actual return on plan assets	(44)	127	—	—
Employer contribution	20	20	9	8
Transfers from Defined Contribution Plan	—	—	—	—
Benefits paid	(51)	(47)	(9)	(8)
Fair value of plan assets, end of year	$ 960	$1,035	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements, funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2018	2017	2018	2017
Funded status:
Accrued benefit costs	$ —	$ —	$(130)	$(127)
Liability for pension benefits	(139)	(152)	23	7
Total unfunded liabilities	(139)	(152)	(107)	(120)
Deferred items:
Net losses (gains)	303	306	(23)	(11)
Net prior service cost	—	—	—	4
Accumulated amounts recognized in periodic pension expenses	164	154	(130)	(127)
Accumulated benefit obligation	$1,055	$1,137	$ 107	$ 120
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2018 and 2017, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Balance, January 1, 2017	$ (1)	$301	$300	$ 12	$ (23)	$(11)
Net prior service cost recognized	1	—	1	(8)	—	(8)
Net (gain) loss arising during the period	—	24	24	—	10	10
Net gain (loss) recognized	—	(19)	(19)	—	2	2
Balance, December 31, 2017	$—	$306	$306	$ 4	$ (11)	$ (7)
Net prior service cost recognized	—	—	—	(4)	—	(4)
Net (gain) loss arising during the period	—	16	16	—	(12)	(12)
Net gain (loss) recognized	—	(19)	(19)	—
Balance, December 31, 2018	$—	$303	$303	$—	$ (23)	$(23)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2018	2017	2018	2017
Net prior service cost	$—	$—	$—	$ 4
Net recognized (gains)/losses	19	19	(1)	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefit Factors
Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. The retirement plan discount rate for 2017 has been revised to correct the prior period disclosure.
	Retirement Plan		Other Plans
	2018	2017	2018	2017
Weighted average assumptions:
Discount rate	4.4%	3.7%	4.4%	3.7%
Expected return on plan assets	7.50	7.5	N/A	N/A
Rate of compensation increase	3.4	3.4	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 6.7% and 6.6% in 2018 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2028. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase or decrease in the rate would change the 2018 total service and interest cost by $1 million. A one-percentage point increase in the rate would change the postretirement health care benefit obligation by $11 million. A one-percentage point decrease in the rate would change the postretirement health care benefit obligation by $9 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
Estimated pension benefit payments for the next ten years are as follows: 2019 – $56 million; 2020 – $59 million; 2021 – $61 million; 2022 – $64 million; 2023 – $66 million; and 2024 to 2028 – $366 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2019 – $7 million; 2020 – $8 million; 2021 – $8 million; 2022 – $8 million; 2023 – $8 million; and 2024 to 2028 – $41 million.
The minimum pension contribution required for 2018 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2019.
Pension Assets
The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
	Target Allocation	Actual Allocation
		2018	2017
Equity securities	60%	64%	66%
Fixed income and other securities	40	36	34
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2018
Fixed maturity securities:
U.S. government and agency securities	$ 71	$ 8	$—	$ 79
Securities issued by foreign governments	—	—	—	—
Corporate debt securities	—	183	1	184
Residential mortgage-backed securities	—	100	—	100
Commercial mortgage-backed securities	—	14	—	14
Other debt obligations	—	4	—	4
Common stocks	347	6	—	353
Preferred stock	—	—	—	—
Affiliated mutual funds — equity funds	—	106	—	106
Short-term investments	—	143	—	143
Limited partnerships	—	—	82	82
Derivatives	—	—	—	—
Total	$418	$564	$ 83	$1,065
December 31, 2017
Fixed maturity securities:
U.S. government and agency securities	$ 62	$ 3	$—	$ 65
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	199	1	200
Residential mortgage-backed securities	—	108	—	108
Commercial mortgage-backed securities	—	7	—	7
Other debt obligations	—	7	—	7
Common stocks	443	8	—	451
Preferred stock	—	—	—	—
Affiliated mutual funds — equity funds	—	106	—	106
Short-term investments	—	120	—	120
Limited partnerships	—	—	61	61
Derivatives	—	—	1	1
Total	$505	$559	$ 63	$1,127

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $105 million and $92 million as of December 31, 2018 and 2017.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2018 or 2017. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2018, 2017 and 2016, Thrivent Financial contributed $37 million, $35 million and $34 million, respectively, to these plans.
As of December 31, 2018 and 2017, $81 million and $86 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2018, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent Financial is a party to financial instruments with on and off balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $298 million and $233 million as of December 31, 2018 and 2017, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $3.4 billion and $3.5 billion as of December 31, 2018 and 2017, respectively.
Financial Guarantees
Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance and trust affiliates above certain levels required by the primary regulator of each company.
Leases
Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $21 million and $17 million for each of the years ended December 31, 2018 and 2017 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2018 were $23 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2019 – $9 million; 2020 – $8 million; 2021 – $3 million; 2022 – $2 million and thereafter – $1 million.
Leasing is not a significant part of Thrivent Financial’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent Financial’s directly-owned subsidiary, Thrivent Financial Holdings, Inc. (Holdings), is valued in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SCAs). Annually, Thrivent Financial files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2017 values was completed on June 29, 2018 and Thrivent Financial received a response from the NAIC that did not disallow the valuation method.
As of December 31, 2018 and 2017, the gross and admitted values were $340 million and $319 million, respectively. Of those amounts, $159 million and $157 million, as of December 31, 2018 and 2017, respectively, related to Holdings’ ownership of an insurance entity, Thrivent Life Insurance Company (Thrivent Life). The remaining $181 million and $162 million as of December 31, 2018 and 2017, respectively, reflect Holdings’ ownership interest in non-insurance entities.
Thrivent Financial has the opportunity for all Thrivent Life contractholders to become full members.  To achieve this goal, Thrivent Financial and Thrivent Life are in the process of seeking regulatory approval to dissolve Thrivent Life into Thrivent Financial.  This transaction, if completed, would occur during 2019.  The assumption of Thrivent Life’s assets, liabilities and operations would not have a material effect on the financial position or operations of Thrivent Financial.
Other Related Party Transactions
Thrivent Financial also has invested $392 million and $304 million in mutual funds that are part of the Thrivent Financial mutual fund family as of December 31, 2018 and 2017, respectively.
Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $82 million, $79 million and $104 million for the years ended December 31, 2018, 2017 and 2016, respectively. The net receivables due from affiliates for the years ended December 31, 2018 and 2017 were $13 million and $12 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued
Thrivent Financial has an agreement with an affiliate who distributes its variable products. Under the terms of the agreement, Thrivent Financial paid commissions, bonuses and other benefits to the affiliate totaling
$119 million, $81 million and $99 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Thrivent Financial is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $180 million, $170 million and $151 million for the years ended December 31, 2018, 2017 and 2016, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent Financial purchased a variable funding note (VFN) issued by TEF. The VFN, which is reported as a bond in the accompanying Statutory-Basis Statement of Assets, had an outstanding balance of $25 million as December 31, 2018.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2018 and 2017 and for the three years ended December 31, 2018, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and Contract Owners of Thrivent Variable Life Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account I, as indicated in Note 1, as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Thrivent Variable Life Account I as of December 31, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Thrivent Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Thrivent Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCooper LLP
Minneapolis, Minnesota
April 29, 2019
We have served as the auditor of one or more of the subaccount in Thrivent Variable Life Account I since 2014.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2018
Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$133,573,092	$133,573,092	$121,437,653	8,801,021
Balanced Income Plus	$ 10,975,453	$ 10,975,453	$ 11,436,692	779,962
Diversified Income Plus	$ 7,432,858	$ 7,432,858	$ 7,170,369	957,609
Government Bond	$ 7,600,001	$ 7,600,001	$ 7,644,412	709,902
High Yield	$ 5,349,575	$ 5,349,575	$ 5,807,577	1,207,906
Income	$ 4,625,839	$ 4,625,839	$ 4,826,726	479,361
Large Cap Growth	$ 24,554,562	$ 24,554,562	$ 17,168,492	706,687
Large Cap Index	$ 72,414,300	$ 72,414,300	$ 54,278,624	2,097,725
Large Cap Stock	$ 23,743,735	$ 23,743,735	$ 20,245,363	1,937,110
Large Cap Value	$ 10,953,427	$ 10,953,427	$ 9,068,240	667,017
Limited Maturity Bond	$ 4,726,764	$ 4,726,764	$ 4,771,093	486,153
Low Volatility Equity	$ 214,641	$ 214,641	$ 223,097	20,324
Mid Cap Index	$ 22,067,608	$ 22,067,608	$ 22,124,858	1,386,549
Mid Cap Stock	$ 28,092,831	$ 28,092,831	$ 26,304,283	1,641,214
Moderate Allocation	$ 91,627,762	$ 91,627,762	$ 85,549,752	6,707,202
Moderately Aggressive Allocation	$237,010,919	$237,010,919	$216,891,074	16,340,960
Moderately Conservative Allocation	$ 10,703,758	$ 10,703,758	$ 10,459,174	848,306
Money Market	$ 4,395,178	$ 4,395,178	$ 4,395,178	4,395,178
Multidimensional Income	$ 313,443	$ 313,443	$ 345,167	34,701
Opportunity Income Plus	$ 2,096,689	$ 2,096,689	$ 2,181,199	216,374
Partner All Cap	$ 3,944,040	$ 3,944,040	$ 3,584,822	297,852
Partner Emerging Markets Equity	$ 3,288,822	$ 3,288,822	$ 3,392,594	271,113
Partner Growth Stock	$ 7,197,857	$ 7,197,857	$ 5,905,097	325,057
Partner Healthcare	$ 5,041,225	$ 5,041,225	$ 4,726,339	262,699
Partner Worldwide Allocation	$ 21,123,540	$ 21,123,540	$ 21,196,579	2,402,615
Real Estate Securities	$ 6,069,202	$ 6,069,202	$ 5,299,902	271,043
Small Cap Growth	$ 67,852	$ 67,852	$ 78,549	7,463
Small Cap Index	$ 37,951,046	$ 37,951,046	$ 36,822,761	2,294,889
Small Cap Stock	$ 19,211,502	$ 19,211,502	$ 17,561,700	1,107,540
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018
Subaccount	Investment Income	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$ 972,977	$ 972,977	$1,565,974	$ 9,623,594	$(21,542,456)	$(10,352,888)	$ (9,379,911)
Balanced Income Plus	$ 286,439	$ 286,439	$ 44,575	$ 151,911	$ (1,039,359)	$ (842,873)	$ (556,434)
Diversified Income Plus	$ 230,692	$ 230,692	$ 76,851	$ —	$ (514,909)	$ (438,058)	$ (207,366)
Government Bond	$ 172,844	$ 172,844	$ (4,968)	$ —	$ (146,508)	$ (151,476)	$ 21,368
High Yield	$ 311,686	$ 311,686	$ (12,931)	$ —	$ (482,276)	$ (495,207)	$ (183,521)
Income	$ 162,900	$ 162,900	$ (6,940)	$ 33,626	$ (292,515)	$ (265,829)	$ (102,929)
Large Cap Growth	$ 105,760	$ 105,760	$1,081,734	$ 1,083,016	$ (1,754,697)	$ 410,053	$ 515,813
Large Cap Index	$1,082,334	$1,082,334	$1,353,057	$ 462,232	$ (6,576,460)	$ (4,761,171)	$ (3,678,837)
Large Cap Stock	$ 329,198	$ 329,198	$ 413,260	$ 1,538,996	$ (4,421,556)	$ (2,469,300)	$ (2,140,102)
Large Cap Value	$ 162,341	$ 162,341	$ 248,926	$ 460,783	$ (1,918,357)	$ (1,208,648)	$ (1,046,307)
Limited Maturity Bond	$ 117,610	$ 117,610	$ (2,870)	$ —	$ (66,012)	$ (68,882)	$ 48,728
Low Volatility Equity	$ 19	$ 19	$ (7)	$ 167	$ (8,544)	$ (8,384)	$ (8,365)
Mid Cap Index	$ 235,749	$ 235,749	$ 287,353	$ 1,076,148	$ (4,415,365)	$ (3,051,864)	$ (2,816,115)
Mid Cap Stock	$ 106,818	$ 106,818	$ 418,786	$ 2,353,326	$ (6,353,693)	$ (3,581,581)	$ (3,474,763)
Moderate Allocation	$1,664,437	$1,664,437	$ 926,015	$ 3,263,916	$(10,135,353)	$ (5,945,422)	$ (4,280,985)
Moderately Aggressive Allocation	$3,218,330	$3,218,330	$2,096,256	$11,840,008	$(32,146,788)	$(18,210,524)	$(14,992,194)
Moderately Conservative Allocation	$ 227,318	$ 227,318	$ 182,658	$ 234,999	$ (1,012,168)	$ (594,511)	$ (367,193)
Money Market	$ 58,951	$ 58,951	$ —	$ —	$ —	$ —	$ 58,951
Multidimensional Income	$ 16,027	$ 16,027	$ (43)	$ 602	$ (31,520)	$ (30,961)	$ (14,934)
Opportunity Income Plus	$ 87,138	$ 87,138	$ (8,354)	$ —	$ (101,361)	$ (109,715)	$ (22,577)
Partner All Cap	$ 22,630	$ 22,630	$ 75,308	$ 217,094	$ (748,900)	$ (456,498)	$ (433,868)
Partner Emerging Markets Equity	$ 40,868	$ 40,868	$ 7,291	$ —	$ (579,359)	$ (572,068)	$ (531,200)
Partner Growth Stock	$ 9,346	$ 9,346	$ 236,371	$ 424,925	$ (855,151)	$ (193,855)	$ (184,509)
Partner Healthcare	$ 43,732	$ 43,732	$ 42,534	$ —	$ 258,033	$ 300,567	$ 344,299
Partner Worldwide Allocation	$ 638,892	$ 638,892	$ 188,759	$ 676,066	$ (5,261,857)	$ (4,397,032)	$ (3,758,140)
Real Estate Securities	$ 125,755	$ 125,755	$ 92,768	$ 21,891	$ (569,024)	$ (454,365)	$ (328,610)
Small Cap Growth*	$ —	$ —	$ (1,409)	$ 152	$ (10,697)	$ (11,954)	$ (11,954)
Small Cap Index	$ 397,573	$ 397,573	$ 439,900	$ 2,107,116	$ (6,698,371)	$ (4,151,355)	$ (3,753,782)
Small Cap Stock	$ 93,724	$ 93,724	$ 457,704	$ 1,766,039	$ (4,457,414)	$ (2,233,671)	$ (2,139,947)
* For the period April 27, 2018 (commencement of operations) to December 31, 2018.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2018
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge
Aggressive Allocation	$ 972,977	$11,189,568	$(21,542,456)	$ (9,379,911)	$17,997,863	$(5,693,397)	$(5,539,873)	$ (796,961)	$(434,092)	$(316,445)	$5,217,095	$(4,162,816)	$137,735,908	$133,573,092
Balanced Income Plus	$ 286,439	$ 196,486	$ (1,039,359)	$ (556,434)	$ 734,208	$ (563,216)	$ (472,361)	$ 74,439	$ (36,627)	$ (3,368)	$ (266,925)	$ (823,359)	$ 11,798,812	$ 10,975,453
Diversified Income Plus	$ 230,692	$ 76,851	$ (514,909)	$ (207,366)	$ 923,371	$ (419,497)	$ (319,852)	$ 332,683	$ (25,562)	$ (11,581)	$ 479,562	$ 272,196	$ 7,160,662	$ 7,432,858
Government Bond	$ 172,844	$ (4,968)	$ (146,508)	$ 21,368	$ 586,475	$ (141,311)	$ (264,898)	$ 488,044	$ (20,338)	$ (17,357)	$ 630,615	$ 651,983	$ 6,948,018	$ 7,600,001
High Yield	$ 311,686	$ (12,931)	$ (482,276)	$ (183,521)	$ 480,354	$ (198,286)	$ (203,288)	$ 154,924	$ (19,487)	$ (6,912)	$ 207,305	$ 23,784	$ 5,325,791	$ 5,349,575
Income	$ 162,900	$ 26,686	$ (292,515)	$ (102,929)	$ 371,922	$ (182,762)	$ (173,852)	$ 353,585	$ (17,986)	$ (4,460)	$ 346,447	$ 243,518	$ 4,382,321	$ 4,625,839
Large Cap Growth	$ 105,760	$ 2,164,750	$ (1,754,697)	$ 515,813	$ 1,916,948	$(1,345,355)	$ (891,517)	$ 708,742	$ (96,934)	$ (15,194)	$ 276,690	$ 792,503	$ 23,762,059	$ 24,554,562
Large Cap Index	$1,082,334	$ 1,815,289	$ (6,576,460)	$ (3,678,837)	$ 9,405,530	$(2,294,768)	$(2,633,166)	$1,546,318	$(178,942)	$(102,433)	$5,742,539	$ 2,063,702	$ 70,350,598	$ 72,414,300
Large Cap Stock	$ 329,198	$ 1,952,256	$ (4,421,556)	$ (2,140,102)	$ 1,513,555	$ (654,863)	$ (770,433)	$ 72,580	$ (87,105)	$ (9,585)	$ 64,149	$(2,075,953)	$ 25,819,688	$ 23,743,735
Large Cap Value	$ 162,341	$ 709,709	$ (1,918,357)	$ (1,046,307)	$ 863,586	$ (423,203)	$ (344,872)	$ (33,368)	$ (41,519)	$ (11,070)	$ 9,554	$(1,036,753)	$ 11,990,180	$ 10,953,427
Limited Maturity Bond	$ 117,610	$ (2,870)	$ (66,012)	$ 48,728	$ 494,570	$ (144,060)	$ (243,454)	$ (42,750)	$ (20,393)	$ (6,296)	$ 37,617	$ 86,345	$ 4,640,419	$ 4,726,764
Low Volatility Equity	$ 19	$ 160	$ (8,544)	$ (8,365)	$ 39,117	$ (3,188)	$ (6,529)	$ 133,181	$ (166)	$ (510)	$ 161,905	$ 153,540	$ 61,101	$ 214,641
Mid Cap Index	$ 235,749	$ 1,363,501	$ (4,415,365)	$ (2,816,115)	$ 4,505,029	$ (536,517)	$ (888,320)	$ 890,215	$ (53,913)	$ (58,872)	$3,857,622	$ 1,041,507	$ 21,026,101	$ 22,067,608
Mid Cap Stock	$ 106,818	$ 2,772,112	$ (6,353,693)	$ (3,474,763)	$ 2,618,089	$ (974,258)	$ (956,319)	$ 204,962	$(104,952)	$ (27,171)	$ 760,351	$(2,714,412)	$ 30,807,243	$ 28,092,831
Moderate Allocation	$1,664,437	$ 4,189,931	$(10,135,353)	$ (4,280,985)	$ 9,364,445	$(3,632,309)	$(4,255,533)	$ 614,592	$(275,268)	$(193,584)	$1,622,343	$(2,658,642)	$ 94,286,404	$ 91,627,762
Moderately Aggressive Allocation	$3,218,330	$13,936,264	$(32,146,788)	$(14,992,194)	$28,913,559	$(7,668,409)	$(9,719,862)	$ (898,763)	$(735,290)	$(535,598)	$9,355,637	$(5,636,557)	$242,647,476	$237,010,919
Moderately Conservative Allocation	$ 227,318	$ 417,657	$ (1,012,168)	$ (367,193)	$ 801,719	$ (394,875)	$ (502,437)	$ (707,416)	$ (37,462)	$ (14,513)	$ (854,984)	$(1,222,177)	$ 11,925,935	$ 10,703,758
Money Market	$ 58,951	$ —	$ —	$ 58,951	$ 628,383	$ (194,015)	$ (266,868)	$ 449,010	$ (19,459)	$ (16,268)	$ 580,783	$ 639,734	$ 3,755,444	$ 4,395,178
Multidimensional Income	$ 16,027	$ 559	$ (31,520)	$ (14,934)	$ 65,109	$ (2,328)	$ (8,722)	$ 248,378	$ (179)	$ (1,121)	$ 301,137	$ 286,203	$ 27,240	$ 313,443
Opportunity Income Plus	$ 87,138	$ (8,354)	$ (101,361)	$ (22,577)	$ 256,054	$ (23,377)	$ (97,054)	$ 65,956	$ (7,942)	$ (7,269)	$ 186,368	$ 163,791	$ 1,932,898	$ 2,096,689
Partner All Cap	$ 22,630	$ 292,402	$ (748,900)	$ (433,868)	$ 361,546	$ (31,505)	$ (137,154)	$ 19,562	$ (15,531)	$ (4,716)	$ 192,202	$ (241,666)	$ 4,185,706	$ 3,944,040
Partner Emerging Markets Equity	$ 40,868	$ 7,291	$ (579,359)	$ (531,200)	$ 606,224	$ (129,502)	$ (133,134)	$ 493,736	$ (6,716)	$ (7,981)	$ 822,627	$ 291,427	$ 2,997,395	$ 3,288,822
Partner Growth Stock	$ 9,346	$ 661,296	$ (855,151)	$ (184,509)	$ 833,382	$ (233,931)	$ (235,232)	$ 498,645	$ (21,786)	$ (12,540)	$ 828,538	$ 644,029	$ 6,553,828	$ 7,197,857
Partner Healthcare	$ 43,732	$ 42,534	$ 258,033	$ 344,299	$ 709,998	$ (169,358)	$ (187,718)	$ (33,646)	$ (8,691)	$ (14,686)	$ 295,899	$ 640,198	$ 4,401,027	$ 5,041,225
Partner Worldwide Allocation	$ 638,892	$ 864,825	$ (5,261,857)	$ (3,758,140)	$ 2,258,619	$ (767,739)	$ (748,788)	$ 915,089	$ (72,892)	$ (19,371)	$1,564,918	$(2,193,222)	$ 23,316,762	$ 21,123,540
Real Estate Securities	$ 125,755	$ 114,659	$ (569,024)	$ (328,610)	$ 637,283	$ (233,251)	$ (222,777)	$ (29,704)	$ (22,456)	$ (8,391)	$ 120,704	$ (207,906)	$ 6,277,108	$ 6,069,202
Small Cap Growth*	$ —	$ (1,257)	$ (10,697)	$ (11,954)	$ 32,858	$ (2,572)	$ (2,614)	$ 52,320	$ (71)	$ (115)	$ 79,806	$ 67,852	$ —	$ 67,852
Small Cap Index	$ 397,573	$ 2,547,016	$ (6,698,371)	$ (3,753,782)	$ 5,166,375	$(1,075,133)	$(1,421,526)	$1,491,648	$(101,482)	$ (54,752)	$4,005,130	$ 251,348	$ 37,699,698	$ 37,951,046
Small Cap Stock	$ 93,724	$ 2,223,743	$ (4,457,414)	$ (2,139,947)	$ 1,407,214	$ (843,548)	$ (687,503)	$ (430,837)	$ (81,324)	$ (11,705)	$ (647,703)	$(2,787,650)	$ 21,999,152	$ 19,211,502
* For the period April 27, 2018 (commencement of operations) to December 31, 2018.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2017
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges					Asset based risk charge
Aggressive Allocation	$ 902,516	$1,891,110	$21,113,135	$23,906,761	$16,152,171	$(4,631,545)	$(5,012,923)	$(1,067,407)	$(440,638)	$(252,672)	$4,746,986	$28,653,747	$109,082,161	$137,735,908
Balanced Income Plus	$ 263,746	$ 7,704	$ 971,756	$ 1,243,206	$ 767,708	$ (310,805)	$ (463,036)	$ (77,461)	$ (37,918)	$ (2,507)	$ (124,019)	$ 1,119,187	$ 10,679,625	$ 11,798,812
Diversified Income Plus	$ 202,432	$ 69,531	$ 324,062	$ 596,025	$ 722,505	$ (422,628)	$ (279,849)	$ 181,730	$ (26,599)	$ (7,717)	$ 167,442	$ 763,467	$ 6,397,195	$ 7,160,662
Government Bond	$ 134,334	$ 14,367	$ 43,482	$ 192,183	$ 869,641	$ (235,108)	$ (256,412)	$ 356,059	$ (23,718)	$ (10,866)	$ 699,596	$ 891,779	$ 6,056,239	$ 6,948,018
High Yield	$ 275,547	$ 718	$ 82,838	$ 359,103	$ 449,549	$ (154,282)	$ (200,458)	$ 181,344	$ (20,480)	$ (5,875)	$ 249,798	$ 608,901	$ 4,716,890	$ 5,325,791
Income	$ 140,103	$ 13,849	$ 101,653	$ 255,605	$ 336,999	$ (129,225)	$ (168,544)	$ 140,061	$ (18,952)	$ (3,376)	$ 156,963	$ 412,568	$ 3,969,753	$ 4,382,321
Large Cap Growth	$ 83,715	$ 492,034	$ 4,818,501	$ 5,394,250	$ 1,549,954	$ (699,545)	$ (808,201)	$ (356,393)	$ (93,051)	$ (8,843)	$ (416,079)	$ 4,978,171	$ 18,783,888	$ 23,762,059
Large Cap Index	$ 818,708	$1,279,952	$ 9,963,189	$12,061,849	$ 6,883,655	$(1,695,185)	$(2,228,508)	$ 1,555,766	$(165,289)	$ (66,511)	$4,283,928	$16,345,777	$ 54,004,821	$ 70,350,598
Large Cap Stock	$ 304,751	$ 516,494	$ 3,675,674	$ 4,496,919	$ 1,653,555	$ (666,893)	$ (743,174)	$ (41,811)	$ (91,838)	$ (6,585)	$ 103,254	$ 4,600,173	$ 21,219,515	$ 25,819,688
Large Cap Value	$ 148,850	$ 503,725	$ 1,139,163	$ 1,791,738	$ 697,970	$ (360,466)	$ (331,305)	$ 163,073	$ (41,355)	$ (8,947)	$ 118,970	$ 1,910,708	$ 10,079,472	$ 11,990,180
Limited Maturity Bond	$ 89,095	$ 1,665	$ 24,662	$ 115,422	$ 316,562	$ (145,343)	$ (233,968)	$ 322,407	$ (22,694)	$ (5,228)	$ 231,736	$ 347,158	$ 4,293,261	$ 4,640,419
Low Volatility Equity	$ 397	$ 268	$ 89	$ 754	$ 48,561	$ 19	$ (664)	$ 12,480	$ (10)	$ (39)	$ 60,347	$ 61,101	$ —	$ 61,101
Mid Cap Index	$ 158,311	$ 756,224	$ 1,824,028	$ 2,738,563	$ 2,914,136	$ (542,366)	$ (688,897)	$ 1,239,610	$ (51,504)	$ (39,505)	$2,831,474	$ 5,570,037	$ 15,456,064	$ 21,026,101
Mid Cap Stock	$ 97,939	$2,675,790	$ 2,160,998	$ 4,934,727	$ 2,080,772	$ (997,042)	$ (878,751)	$ (119,582)	$(107,999)	$ (19,540)	$ (42,142)	$ 4,892,585	$ 25,914,658	$ 30,807,243
Moderate Allocation	$1,406,690	$1,187,076	$ 8,040,998	$10,634,764	$ 8,654,176	$(2,810,389)	$(3,942,283)	$ 714,195	$(297,626)	$(169,118)	$2,148,955	$12,783,719	$ 81,502,685	$ 94,286,404
Moderately Aggressive Allocation	$2,673,606	$3,503,534	$28,009,802	$34,186,942	$28,387,697	$(7,084,143)	$(9,144,641)	$(2,938,502)	$(778,741)	$(447,110)	$7,994,560	$42,181,502	$200,465,974	$242,647,476
Moderately Conservative Allocation	$ 197,676	$ 269,639	$ 565,440	$ 1,032,755	$ 977,749	$ (599,939)	$ (499,354)	$ 155,186	$ (43,226)	$ (13,233)	$ (22,817)	$ 1,009,938	$ 10,915,997	$ 11,925,935
Money Market	$ 19,494	$ —	$ —	$ 19,494	$ 650,477	$ (363,508)	$ (261,627)	$ 124,481	$ (21,623)	$ (13,097)	$ 115,103	$ 134,597	$ 3,620,847	$ 3,755,444
Multidimensional Income	$ 703	$ 21	$ (204)	$ 520	$ 3,296	$ 17	$ (1,491)	$ 24,947	$ (30)	$ (19)	$ 26,720	$ 27,240	$ —	$ 27,240
Opportunity Income Plus	$ 61,537	$ 1,150	$ 18,316	$ 81,003	$ 156,771	$ (41,202)	$ (79,982)	$ 182,365	$ (7,992)	$ (5,799)	$ 204,161	$ 285,164	$ 1,647,734	$ 1,932,898
Partner All Cap	$ 18,932	$ 74,685	$ 612,649	$ 706,266	$ 301,994	$ (88,976)	$ (122,170)	$ (43,252)	$ (16,148)	$ (3,481)	$ 27,967	$ 734,233	$ 3,451,473	$ 4,185,706
Partner Emerging Markets Equity	$ 16,085	$ 17,639	$ 513,640	$ 547,364	$ 474,540	$ (70,044)	$ (95,827)	$ 340,115	$ (6,099)	$ (5,633)	$ 637,052	$ 1,184,416	$ 1,812,979	$ 2,997,395
Partner Growth Stock	$ 4,974	$ 162,378	$ 1,394,751	$ 1,562,103	$ 500,640	$ (94,122)	$ (168,395)	$ 302,742	$ (18,537)	$ (7,177)	$ 515,151	$ 2,077,254	$ 4,476,574	$ 6,553,828
Partner Healthcare	$ 10,396	$ (15,587)	$ 648,847	$ 643,656	$ 703,508	$ (124,711)	$ (174,841)	$ 116,671	$ (8,265)	$ (11,324)	$ 501,038	$ 1,144,694	$ 3,256,333	$ 4,401,027
Partner Worldwide Allocation	$ 434,492	$ 162,907	$ 3,723,562	$ 4,320,961	$ 1,875,151	$ (607,189)	$ (716,958)	$ 770,001	$ (75,075)	$ (13,731)	$1,232,199	$ 5,553,160	$ 17,763,602	$ 23,316,762
Real Estate Securities	$ 97,600	$ 101,619	$ 149,798	$ 349,017	$ 619,368	$ (222,943)	$ (228,076)	$ 58,888	$ (23,915)	$ (7,351)	$ 195,971	$ 544,988	$ 5,732,120	$ 6,277,108
Small Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Small Cap Index	$ 282,342	$2,222,161	$ 1,798,854	$ 4,303,357	$ 3,376,595	$ (955,594)	$(1,144,761)	$ 899,159	$ (92,818)	$ (31,874)	$2,050,707	$ 6,354,064	$ 31,345,634	$ 37,699,698
Small Cap Stock	$ 69,122	$1,503,013	$ 2,307,810	$ 3,879,945	$ 1,326,015	$ (721,603)	$ (660,482)	$ (449,710)	$ (83,955)	$ (9,400)	$ (599,135)	$ 3,280,810	$ 18,718,342	$ 21,999,152
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2018
(1) ORGANIZATION
The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 29 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2018, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Government Bond (c)	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Large Cap Growth (j)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Stock (i)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity (d)	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock (g, h)	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation (a)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income (d)	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Partner Emerging Markets Equity	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Worldwide Allocation	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth (b)	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock (e, f)	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

(a)	Growth and Income Plus merged into the Moderately Aggressive Allocation Portfolio as of June 28, 2018.
(b)	Statement of operations and of changes in net assets for the period April 27, 2018 (commencement of operations) to December 31, 2018.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(c)	Formerly known as Bond Index, name change effective August 28, 2017.
(d)	Statement of changes in net assets for the period April 28, 2017 (commencement of operations) to December 31, 2017.
(e)	Partner Small Cap Growth merged into the Small Cap Stock Portfolio as of August 21, 2015.
(f)	Partner Small Cap Value merged into the Small Cap Stock Portfolio as of August 21, 2015.
(g)	Mid Cap Growth merged into the Mid Cap Stock Portfolio as of August 21, 2015.
(h)	Partner Mid Cap Value merged into the Mid Cap Stock Portfolio as of August 21, 2015.
(i)	Natural Resources merged into the Large Cap Stock Portfolio as of August 21, 2015.
(j)	Partner Technology merged into the Large Cap Growth Portfolio as of August 21, 2015.
The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
Thrivent Financial has the opportunity for all Thrivent Life contractholders to become full members. To achieve this goal, Thrivent Financial and Thrivent Life are in the process of seeking regulatory approval to dissolve Thrivent Life into Thrivent Financial. This transaction, if completed, would occur during 2019. The assumption of Thrivent Life’s assets, liabilities and operations would not have a material effect on the financial position or operations of Thrivent Financial and would not impact the Thrivent Financial separate accounts.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS
(2) SIGNIFICANT ACCOUNTING POLICIES
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the three contract types within the Variable Account:

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
•	Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.
•	Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.
•	Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 years and guaranteed not to exceed 0.40% thereafter.
Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount. Refer to the product prospectus for the applicable charge.
Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount. Refer to the product prospectus for the applicable charge.
Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account. Refer to the product prospectus for the applicable rate.
Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial. Refer to the product prospectus for the applicable rate.
Thrivent Financial charges a monthly administrative fee for administrative expenses. Refer to the product prospectus for the applicable administrative charge rates.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year. Refer to the product prospectus for the applicable charge.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law. Refer to the product prospectus for the applicable charge.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only. Refer to the product prospectus for applicable charges.
Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only. Refer to the product prospectus for applicable charges.
Additionally, during the year ended December 31, 2018, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. Additional details of these net asset based charges paid by the Funds can be found in the Fund's annual report.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2017	Units Issued	Units Redeemed	Units Outstanding at December 31, 2017	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2018
Aggressive Allocation	5,647,086	1,016,949	(717,279)	5,946,756	987,908	(709,308)	6,225,356
Balanced Income Plus	441,782	44,103	(47,356)	438,529	49,150	(56,401)	431,278
Diversified Income Plus	294,219	59,171	(48,994)	304,396	77,858	(48,203)	334,051
Government Bond	331,839	101,933	(51,076)	382,696	89,289	(44,892)	427,093
High Yield	193,532	35,432	(24,278)	204,686	44,690	(33,484)	215,892
Income	211,049	38,660	(30,307)	219,402	50,678	(29,956)	240,124
Large Cap Growth	734,395	81,526	(91,386)	724,535	132,725	(106,567)	750,693
Large Cap Index	2,172,116	439,219	(229,720)	2,381,615	546,706	(294,145)	2,634,176
Large Cap Stock	1,186,415	124,203	(117,624)	1,192,994	118,744	(110,543)	1,201,195
Large Cap Value	403,840	54,881	(43,011)	415,710	50,555	(47,262)	419,003
Limited Maturity Bond	304,457	64,940	(47,260)	322,137	81,048	(78,152)	325,033
Low Volatility Equity	—	5,617	(67)	5,550	15,503	(977)	20,076
Mid Cap Index	547,347	191,447	(75,546)	663,248	261,017	(106,425)	817,840
Mid Cap Stock	775,437	101,023	(91,986)	784,474	120,204	(83,493)	821,185
Moderate Allocation	4,486,693	657,877	(517,470)	4,627,100	701,559	(592,695)	4,735,964
Moderately Aggressive Allocation	10,646,665	1,881,361	(1,376,997)	11,151,029	1,695,514	38,640	(1,199,412)	11,685,771
Moderately Conservative Allocation	631,615	126,264	(121,649)	636,230	128,160	(172,549)	591,841
Money Market	3,178,779	1,443,463	(1,301,166)	3,321,076	1,562,607	(1,009,550)	3,874,133
Multidimensional Income	—	2,782	(150)	2,632	33,101	(3,731)	32,002
Opportunity Income Plus	104,107	24,413	(11,720)	116,800	39,011	(28,738)	127,073
Partner All Cap	134,382	18,198	(14,596)	137,984	25,006	(13,607)	149,383
Partner Emerging Markets Equity	147,309	65,755	(22,266)	190,798	93,130	(37,972)	245,956
Partner Growth Stock	167,462	37,040	(17,111)	187,391	56,863	(28,611)	215,643
Partner Healthcare	159,104	44,262	(23,298)	180,068	48,000	(37,641)	190,427
Partner Worldwide Allocation	1,658,948	267,630	(168,305)	1,758,273	317,718	(193,268)	1,882,723
Real Estate Securities	195,954	41,600	(29,660)	207,894	43,256	(33,831)	217,319
Small Cap Growth	—	—	—	—	11,365	(3,920)	7,445
Small Cap Index	788,408	178,977	(90,809)	876,576	260,595	(110,001)	1,027,170
Small Cap Stock	675,478	66,187	(84,430)	657,235	65,351	(78,816)	643,770

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2018 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$22,723,614	$ 6,909,949
Balanced Income Plus	1,190,033	1,018,607
Diversified Income Plus	1,459,274	749,018
Government Bond	1,289,025	485,565
High Yield	1,069,011	550,020
Income	914,874	371,903
Large Cap Growth	3,980,477	2,515,012
Large Cap Index	11,122,581	3,835,476
Large Cap Stock	3,380,781	1,448,437
Large Cap Value	1,509,232	876,556
Limited Maturity Bond	1,001,319	846,091
Low Volatility Equity	168,913	6,823
Mid Cap Index	6,657,871	1,488,354
Mid Cap Stock	5,089,993	1,869,497
Moderate Allocation	12,978,005	6,427,309
Moderately Aggressive Allocation	34,467,498	10,053,524
Moderately Conservative Allocation	2,277,801	2,670,469
Money Market	1,442,026	802,291
Multidimensional Income	350,753	32,985
Opportunity Income Plus	644,407	370,901
Partner All Cap	741,009	309,083
Partner Emerging Markets Equity	1,146,790	283,296
Partner Growth Stock	2,004,794	741,983
Partner Healthcare	983,177	643,545
Partner Worldwide Allocation	4,006,900	1,127,025
Real Estate Securities	841,712	573,363
Small Cap Growth	119,564	39,606
Small Cap Index	8,499,145	1,989,327
Small Cap Stock	2,976,809	1,764,748

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2018, except as indicated in Note 1, follows:
Subaccount	2018	2017	2016	2015	2014
Aggressive Allocation
Units	6,225,356	5,946,756	5,647,086	5,449,823	4,998,639
Unit value	$18.32-$24.83	$19.58-$26.54	$16.12-$21.84	$14.64-$19.84	$14.70-$19.93
Net assets	$ 133,573,092	$ 137,735,908	$ 109,082,161	$ 97,036,915	$ 91,154,600
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.68%	0.73%	0.97%	1.05%	0.44%
Total return (c)	(6.46)%	21.51%	10.11%	(0.45)%	6.02%
Balanced Income Plus
Units	431,278	438,529	441,782	438,003	445,522
Unit value	$17.52-$27.74	$18.41-$29.16	$16.49-$26.11	$15.40-$24.39	$15.42-$24.43
Net assets	$ 10,975,453	$ 11,798,812	$ 10,679,625	$ 10,001,935	$ 10,219,016
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.43%	2.33%	2.53%	2.13%	1.59%
Total return (c)	(4.87)%	11.67%	7.06%	(0.14)%	6.07%
Diversified Income Plus
Units	334,051	304,396	294,219	266,566	268,297
Unit value	$18.28-$26.59	$18.79-$27.33	$17.18-$24.99	$16.05-$23.34	$16.04-$23.32
Net assets	$ 7,432,858	$ 7,160,662	$ 6,397,195	$ 5,557,060	$ 5,601,114
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.07%	3.01%	3.43%	3.25%	2.98%
Total return (c)	(2.69)%	9.34%	7.08%	0.08%	4.27%
Government Bond
Units	427,093	382,696	331,839	271,746	252,223
Unit value	$14.53-$24.58	$14.50-$24.54	$14.09-$23.83	$13.88-$23.48	$13.77-$23.30
Net assets	$ 7,600,001	$ 6,948,018	$ 6,056,239	$ 5,128,864	$ 4,856,630
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.42%	2.01%	1.68%	1.78%	2.22%
Total return (c)	0.19%	2.96%	1.49%	0.80%	6.52%
High Yield
Units	215,892	204,686	193,532	193,973	187,938
Unit value	$19.36-$34.53	$20.02-$35.71	$18.63-$33.23	$16.52-$29.46	$16.98-$30.28
Net assets	$ 5,349,575	$ 5,325,791	$ 4,716,890	$ 4,204,674	$ 4,259,353
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	5.81%	5.45%	5.68%	5.73%	5.89%
Total return (c)	(3.31)%	7.47%	12.76%	(2.69)%	1.96%
Income
Units	240,124	219,402	211,049	195,213	203,304
Unit value	$16.51-$21.63	$16.90-$22.14	$15.90-$20.83	$14.99-$19.64	$15.09-$19.77
Net assets	$ 4,625,839	$ 4,382,321	$ 3,969,753	$ 3,493,618	$ 3,676,208
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.68%	3.32%	3.43%	3.67%	3.76%
Total return (c)	(2.32)%	6.28%	6.08%	(0.68)%	6.68%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2018	2017	2016	2015	2014
Large Cap Growth
Units	750,693	724,535	734,395	729,946	546,453
Unit value	$23.96-$40.63	$23.38-$39.63	$18.13-$30.74	$18.40-$31.20	$16.66-$28.24
Net assets	$ 24,554,562	$ 23,762,059	$ 18,783,888	$ 19,136,357	$ 12,885,643
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.40%	0.39%	0.57%	0.49%	0.64%
Total return (c)	2.50%	28.93%	(1.48)%	10.48%	10.99%
Large Cap Index
Units	2,634,176	2,381,615	2,172,116	1,971,440	1,782,731
Unit value	$22.01-$31.51	$23.07-$33.03	$19.00-$27.20	$17.01-$24.35	$16.82-$24.08
Net assets	$ 72,414,300	$ 70,350,598	$ 54,004,821	$ 44,927,146	$ 41,428,359
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.44%	1.32%	1.88%	1.35%	1.40%
Total return (c)	(4.61)%	21.46%	11.68%	1.12%	13.25%
Large Cap Stock
Units	1,201,195	1,192,994	1,186,415	1,185,776	1,176,764
Unit value	$16.79-$21.90	$18.31-$23.89	$15.12-$19.72	$14.34-$18.70	$13.90-$18.14
Net assets	$ 23,743,735	$ 25,819,688	$ 21,219,515	$ 20,079,301	$ 19,344,362
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.24%	1.28%	1.26%	1.14%	0.88%
Total return (c)	(8.33)%	21.16%	5.42%	3.11%	5.29%
Large Cap Value
Units	419,003	415,710	403,840	405,069	398,158
Unit value	$18.46-$34.16	$20.21-$37.42	$17.18-$31.80	$14.63-$27.08	$15.17-$28.07
Net assets	$ 10,953,427	$ 11,990,180	$ 10,079,472	$ 8,670,321	$ 8,936,846
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.34%	1.37%	1.36%	1.30%	1.23%
Total return (c)	(8.70)%	17.65%	17.44%	(3.53)%	9.03%
Limited Maturity Bond
Units	325,033	322,137	304,457	288,562	302,774
Unit value	$13.01-$15.48	$12.87-$15.32	$12.55-$14.93	$12.20-$14.52	$12.11-$14.41
Net assets	$ 4,726,764	$ 4,640,419	$ 4,293,261	$ 3,995,919	$ 4,147,452
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.49%	1.98%	1.93%	1.67%	1.71%
Total return (c)	1.03%	2.61%	2.83%	0.73%	1.68%
Low Volatility Equity
Units	20,076	5,550	—	—	—
Unit value	$ 10.69	$ 11.01	—	—	—
Net assets	$ 214,641	$ 61,101	—	—	—
Ratio of expenses to net assets (a)	0.00%	0.00%	—%	—%	—%
Investment income ratio (b)	0.01%	4.63%	—%	—%	—%
Total return (c)	(2.90)%	10.11%	—%	—%	—%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2018	2017	2016	2015	2014
Mid Cap Index
Units	817,840	663,248	547,347	441,116	329,819
Unit value	$22.50-$39.89	$25.37-$44.96	$21.87-$38.77	$18.16-$32.19	$18.63-$33.02
Net assets	$ 22,067,608	$ 21,026,101	$ 15,456,064	$ 10,808,130	$ 8,995,993
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.01%	0.88%	0.88%	0.70%	0.74%
Total return (c)	(11.29)%	15.98%	20.43%	(2.52)%	9.28%
Mid Cap Stock
Units	821,185	784,474	775,437	790,233	364,520
Unit value	$24.59-$37.86	$27.62-$42.52	$23.21-$35.73	$18.03-$27.76	$18.02-$27.74
Net assets	$ 28,092,831	$ 30,807,243	$ 25,914,658	$ 20,685,729	$ 9,909,098
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.34%	0.35%	0.38%	0.42%	0.31%
Total return (c)	(10.96)%	19.00%	28.71%	0.08%	11.93%
Moderate Allocation
Units	4,735,964	4,627,100	4,486,693	4,312,671	4,127,831
Unit value	$16.82-$21.50	$17.60-$22.50	$15.58-$19.92	$14.31-$18.29	$14.39-$18.40
Net assets	$ 91,627,762	$ 94,286,404	$ 81,502,685	$ 72,731,915	$ 70,653,571
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.74%	1.61%	1.69%	1.50%	1.13%
Total return (c)	(4.44)%	12.95%	8.89%	(0.56)%	5.88%
Moderately Aggressive Allocation
Units	11,685,771	11,151,029	10,646,665	10,108,138	9,364,289
Unit value	$17.54-$23.13	$18.64-$24.58	$15.96-$21.04	$14.47-$19.09	$14.58-$19.23
Net assets	$ 237,010,919	$ 242,647,476	$ 200,465,974	$ 174,736,140	$ 165,445,834
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.28%	1.21%	1.43%	1.28%	0.85%
Total return (c)	(5.90)%	16.79%	10.23%	(0.75)%	6.05%
Moderately Conservative Allocation
Units	591,841	636,230	631,615	590,494	589,292
Unit value	$15.67-$19.19	$16.21-$19.84	$14.80-$18.12	$13.80-$16.89	$13.86-$16.97
Net assets	$ 10,703,758	$ 11,925,935	$ 10,915,997	$ 9,632,935	$ 9,745,403
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.03%	1.74%	1.67%	1.73%	1.53%
Total return (c)	(3.30)%	9.51%	7.24%	(0.46)%	5.32%
Money Market
Units	3,874,133	3,321,076	3,178,779	2,727,472	2,333,391
Unit value	$ 1.04-$1.21	$ 1.03-$1.20	$ 1.02-$1.19	$ 1.02-$1.19	$ 1.02-$1.19
Net assets	$ 4,395,178	$ 3,755,444	$ 3,620,847	$ 3,124,866	$ 2,704,352
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.48%	0.50%	0.00%	0.00%	0.00%
Total return (c)	1.48%	0.50%	0.00%	0.00%	0.00%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2018	2017	2016	2015	2014
Multidimensional Income
Units	32,002	2,632	—	—	—
Unit value	$ 9.79	$ 10.35	—	—	—
Net assets	$ 313,443	$ 27,240	—	—	—
Ratio of expenses to net assets (a)	0.00%	0.00%	—%	—%	—%
Investment income ratio (b)	6.67%	4.72%	—%	—%	—%
Total return (c)	(5.37)%	3.50%	—%	—%	—%
Opportunity Income Plus
Units	127,073	116,800	104,107	96,864	79,290
Unit value	$14.91-$17.83	$15.06-$18.01	$14.39-$17.21	$13.53-$16.18	$13.53-$16.19
Net assets	$ 2,096,689	$ 1,932,898	$ 1,647,734	$ 1,441,144	$ 1,197,834
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.12%	3.38%	3.38%	3.39%	3.43%
Total return (c)	(1.01)%	4.62%	6.37%	(0.03)%	3.48%
Partner All Cap
Units	149,383	137,984	134,382	116,084	100,790
Unit value	$17.67-$37.16	$19.61-$41.24	$16.31-$34.30	$15.42-$32.43	$15.08-$31.71
Net assets	$ 3,944,040	$ 4,185,706	$ 3,451,473	$ 2,913,444	$ 2,556,375
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.52%	0.49%	0.27%	0.34%	0.60%
Total return (c)	(9.89)%	20.24%	5.78%	2.26%	12.26%
Partner Emerging Markets Equity
Units	245,956	190,798	147,309	131,242	110,934
Unit value	$ 13.37	$ 15.71	$ 12.31	$ 11.03	$ 12.76
Net assets	$ 3,288,822	$ 2,997,395	$ 1,812,979	$ 1,447,517	$ 1,416,016
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.26%	0.68%	1.01%	1.20%	0.96%
Total return (c)	(14.88)%	27.65%	11.59%	(13.59)%	(2.29)%
Partner Growth Stock
Units	215,643	187,391	167,462	163,433	148,014
Unit value	$26.86-$47.17	$27.20-$47.77	$20.36-$35.76	$20.09-$35.28	$18.15-$31.88
Net assets	$ 7,197,857	$ 6,553,828	$ 4,476,574	$ 4,350,692	$ 3,597,926
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.12%	0.09%	0.00%	0.00%	0.00%
Total return (c)	(1.26)%	33.61%	1.35%	10.65%	8.52%
Partner Healthcare
Units	190,427	180,068	159,104	137,998	78,063
Unit value	$ 26.47	$ 24.44	$ 20.47	$ 24.37	$ 23.29
Net assets	$ 5,041,225	$ 4,401,027	$ 3,256,333	$ 3,362,708	$ 1,818,421
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.90%	0.26%	4.20%	0.01%	0.00%
Total return (c)	8.31%	19.42%	(16.01)%	4.61%	24.23%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2018	2017	2016	2015	2014
Partner Worldwide Allocation
Units	1,882,723	1,758,273	1,658,948	1,596,671	1,529,257
Unit value	$ 11.22	$ 13.26	$ 10.71	$ 10.36	$ 10.44
Net assets	$ 21,123,540	$ 23,316,762	$ 17,763,602	$ 16,542,851	$ 15,969,575
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.77%	2.09%	2.22%	2.48%	2.04%
Total return (c)	(15.39)%	23.85%	3.35%	(0.78)%	(5.35)%
Real Estate Securities
Units	217,319	207,894	195,954	187,154	165,970
Unit value	$18.14-$43.52	$19.16-$45.96	$18.08-$43.38	$16.82-$40.35	$16.37-$39.27
Net assets	$ 6,069,202	$ 6,277,108	$ 5,732,120	$ 5,283,574	$ 4,800,767
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.02%	1.62%	1.46%	1.43%	1.46%
Total return (c)	(5.30)%	5.96%	7.50%	2.75%	30.82%
Small Cap Growth
Units	7,445	—	—	—	—
Unit value	$ 9.11	—	—	—	—
Net assets	$ 67,852	—	—	—	—
Ratio of expenses to net assets (a)	0.00%	—%	—%	—%	—%
Investment income ratio (b)	0.00%	—%	—%	—%	—%
Total return (c)	(8.87)%	—%	—%	—%	—%
Small Cap Index
Units	1,027,170	876,576	788,408	716,707	657,892
Unit value	$24.94-$50.79	$27.30-$55.60	$24.13-$49.15	$19.13-$38.97	$19.56-$39.83
Net assets	$ 37,951,046	$ 37,699,698	$ 31,345,634	$ 23,724,251	$ 23,447,540
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.95%	0.84%	0.99%	0.78%	0.74%
Total return (c)	(8.66)%	13.13%	26.12%	(2.17)%	5.36%
Small Cap Stock
Units	643,770	657,235	675,478	688,926	372,960
Unit value	$20.05-$35.46	$22.31-$39.45	$18.40-$32.54	$14.61-$25.84	$15.08-$26.68
Net assets	$ 19,211,502	$ 21,999,152	$ 18,718,342	$ 15,225,436	$ 9,067,222
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.42%	0.35%	0.33%	0.35%	0.22%
Total return (c)	(10.13)%	21.23%	25.94%	(3.13)%	4.76%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.
(7) UNIT FAIR VALUE
Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2018	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2008
Aggressive Allocation	3,224,771	$18.32	$ 59,078,172
Balanced Income Plus	41,278	$17.52	$ 722,990
Diversified Income Plus	131,092	$18.28	$ 2,396,716
Government Bond	182,852	$14.53	$ 2,657,324
High Yield	76,166	$19.36	$ 1,474,468
Income	47,602	$16.51	$ 785,893
Large Cap Growth	168,015	$23.96	$ 4,026,051
Large Cap Index	1,037,184	$22.01	$ 22,828,040
Large Cap Stock	118,199	$16.79	$ 1,984,271
Large Cap Value	116,941	$18.46	$ 2,158,329
Limited Maturity Bond	57,669	$13.01	$ 750,119
Low Volatility Equity	13,588	$10.69	$ 145,281
Mid Cap Index	552,891	$22.50	$ 12,441,841
Mid Cap Stock	217,480	$24.59	$ 5,347,481
Moderate Allocation	2,179,999	$16.82	$ 36,670,938
Moderately Aggressive Allocation	5,948,278	$17.54	$104,310,012
Moderately Conservative Allocation	185,547	$15.67	$ 2,908,329
Money Market	1,723,627	$ 1.04	$ 1,795,045
Multidimensional Income	27,875	$ 9.79	$ 273,021
Opportunity Income Plus	52,007	$14.91	$ 775,192
Partner All Cap	59,038	$17.67	$ 1,043,141
Partner Emerging Markets Equity	149,867	$13.37	$ 2,003,967
Partner Growth Stock	98,725	$26.86	$ 2,651,959
Partner Healthcare	130,429	$26.47	$ 3,452,876
Partner Worldwide Allocation	403,045	$11.22	$ 4,522,057
Real Estate Securities	96,724	$18.14	$ 1,754,837
Small Cap Growth	4,684	$ 9.11	$ 42,685
Small Cap Index	470,165	$24.94	$ 11,724,626
Small Cap Stock	109,885	$20.05	$ 2,202,851
			$292,928,512

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2018	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2003
Aggressive Allocation	2,437,231	$24.83	$ 60,508,405
Balanced Income Plus	106,258	$22.40	$ 2,380,421
Diversified Income Plus	105,971	$23.18	$ 2,456,793
Government Bond	141,477	$17.08	$ 2,416,343
High Yield	105,184	$25.50	$ 2,682,499
Income	145,108	$19.39	$ 2,814,320
Large Cap Growth	364,161	$31.99	$ 11,650,483
Large Cap Index	337,911	$29.34	$ 9,912,910
Large Cap Stock	445,525	$21.90	$ 9,757,143
Large Cap Value	215,771	$27.10	$ 5,846,945
Limited Maturity Bond	193,748	$14.64	$ 2,837,153
Low Volatility Equity	6,177	$10.69	$ 66,039
Mid Cap Index	158,200	$33.93	$ 5,367,384
Mid Cap Stock	333,829	$37.53	$ 12,527,669
Moderate Allocation	1,893,703	$21.50	$ 40,717,230
Moderately Aggressive Allocation	4,640,009	$23.13	$107,317,223
Moderately Conservative Allocation	320,847	$19.19	$ 6,155,981
Money Market	1,625,920	$ 1.21	$ 1,963,324
Multidimensional Income	288	$ 9.79	$ 2,822
Opportunity Income Plus	51,432	$17.50	$ 900,193
Partner All Cap	67,970	$30.44	$ 2,069,308
Partner Emerging Markets Equity	65,644	$13.37	$ 877,764
Partner Growth Stock	90,021	$36.40	$ 3,277,133
Partner Healthcare	39,761	$26.47	$ 1,052,610
Partner Worldwide Allocation	786,358	$11.22	$ 8,822,730
Real Estate Securities	92,951	$33.47	$ 3,111,426
Small Cap Growth	2,276	$ 9.11	$ 20,744
Small Cap Index	137,930	$35.86	$ 4,946,449
Small Cap Stock	300,525	$29.06	$ 8,733,818
			$321,193,262

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2018	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life – 1997
Aggressive Allocation	563,354	$24.83	$ 13,986,515
Balanced Income Plus	283,742	$27.74	$ 7,872,042
Diversified Income Plus	96,988	$26.59	$ 2,579,349
Government Bond	102,764	$24.58	$ 2,526,334
High Yield	34,542	$34.53	$ 1,192,608
Income	47,414	$21.63	$ 1,025,626
Large Cap Growth	218,517	$40.63	$ 8,878,028
Large Cap Index	1,259,081	$31.51	$ 39,673,350
Large Cap Stock	637,471	$18.83	$ 12,002,321
Large Cap Value	86,291	$34.16	$ 2,948,153
Limited Maturity Bond	73,616	$15.48	$ 1,139,492
Low Volatility Equity	311	$10.69	$ 3,321
Mid Cap Index	106,749	$39.89	$ 4,258,383
Mid Cap Stock	269,876	$37.86	$ 10,217,681
Moderate Allocation	662,262	$21.50	$ 14,239,594
Moderately Aggressive Allocation	1,097,484	$23.13	$ 25,383,684
Moderately Conservative Allocation	85,447	$19.19	$ 1,639,448
Money Market	524,586	$ 1.21	$ 636,809
Multidimensional Income	3,839	$ 9.79	$ 37,600
Opportunity Income Plus	23,634	$17.83	$ 421,304
Partner All Cap	22,375	$37.16	$ 831,591
Partner Emerging Markets Equity	30,445	$13.37	$ 407,091
Partner Growth Stock	26,897	$47.17	$ 1,268,765
Partner Healthcare	20,237	$26.47	$ 535,739
Partner Worldwide Allocation	693,320	$11.22	$ 7,778,753
Real Estate Securities	27,644	$43.52	$ 1,202,939
Small Cap Growth	485	$ 9.11	$ 4,423
Small Cap Index	419,075	$50.79	$ 21,279,971
Small Cap Stock	233,360	$35.46	$ 8,274,833
			$192,245,747
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Growth and Income Plus (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on June 21, 2018. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective June 28, 2018.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Growth and Income Plus	Thrivent Moderately Aggressive Allocation
The merger was accomplished by tax free exchanges as detailed below:

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued
	Net Assets as of June 28, 2018	Shares as of June 28, 2018
Acquiring Portfolio	$248,627,051	16,008,129
Target Portfolio	$ 818,521	75,405
After Acquisition	$249,445,572	16,083,534
The target portfolio had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of June 27, 2018.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Growth and Income Plus	$(74,212)	$24,279	$59,363
Assuming the acquisition had been completed on January 1, 2018 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2018, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Moderately Aggressive Allocation	$(32,220,999)	$2,507,318	$13,995,627
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since June 28, 2018.
Assuming the acquisition had been completed on January 1, 2017 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2017, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Moderately Aggressive Allocation	$28,083,553	$2,686,733	$3,505,838

PART C.    OTHER INFORMATION
Item 26.    Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit	Description	Filed Herewith / Incorporated by reference
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial registration statement on Form S-6EL24 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997
(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002
(b)	Custodian Agreement	Not Applicable
(c)(i)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-89488, filed on February 17, 2017
(c)(ii)	Principal Underwriting Agreement	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 20, 2006
(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on December 15, 2003
(d)(ii)	Contract Riders and Endorsements	Initial registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on February 26, 2003
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 6 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 20, 2009
(d)(iv)	Amendatory Agreement	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(d)(v)	Amendatory Agreement	Post Effective No. 11 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 28, 2014
(e)(i)	Application Form - IIPRC	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(e)(ii)	Application Form – Alabama	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(e)(iii)	Application Form – Illinois	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(e)(iv)	Application Form – New York	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Initial Filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017

Exhibit	Description	Filed Herewith / Incorporated by reference
(g)(i)	Reinsurance Agreement with General & Cologne Life Re	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(ii)	Reinsurance Agreement with The Minnesota Mutual Life Insurance Company (RGA)	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(iii)	Reinsurance Agreement with RGA Reinsurance Company	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(iv)	Reinsurance Agreement with Transamerica Financial Life Insurance Company	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(v)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #0849201	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(vi)	Reinsurance Agreement with Swiss Re Life & Health America Inc. #I94119US-07	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(vii)	Reinsurance Agreement with Swiss Re Life & Health America Inc. I97231US-09	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(g)(viii)	Coinsurance Agreement with Allianz Life Insurance Company of North America	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 18, 2011
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion & Consent of Counsel	Filed Herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP	Filed Herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Post Effective No. 13 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 29, 2016
(r)	Power of Attorney for Nichole B. Pechet	Filed Herewith
Item 27.    Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC 1225 Hyde Lane Henrico, Virginia 23229-6064	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 2596 Chestnut Street San Francisco, CA 94123	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
Randall L. Boushek	SVP and Chief Financial Officer and Treasurer
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
David S. Royal	SVP and Chief Investment Officer
Terry W. Timm 4321 North Ballard Road Appleton WI 54919	Senior Vice President, Product Manufacturing
Paul R. Johnston	SVP and General Counsel & Secretary
James M. Odland	Vice President and Chief Compliance Officer
Susan Oberman Smith	Chief Actuary

Item 28.    Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.
Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware
Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware
North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin
Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota
Newman Financial Services, LLC	Limited Liability Company	Minnesota
NewLife Insurance Agency, LLC[5]	Limited Liability Company	Minnesota
Thrivent Life Insurance Company	Life insurance company	Wisconsin
cuLearn, LLC[6]	Limited Liability Company	Delaware
PREPARE/ENRICH, LLC	Limited Liability Company	Delaware
Thrivent Asset Management, LLC[1]	Investment adviser	Delaware
Thrivent Distributors, LLC	Limited Liability Company	Delaware
White Rose GP I, LLC[2]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware
Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware
Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund VII Equity Direct Corporation[3]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP VIII, LLC[2]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund GP IX, LLC[2]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose Fund IX Equity Direct Corporation[3]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP X, LLC[2]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose X Equity Direct Corporation I3	Private equity fund	Delaware
White Rose X Equity Direct Corporation II3	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Fund GP XI, LLC[2]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[3]	Private equity fund	Delaware
White Rose XI Equity Direct Corporation I3	Private equity fund	Delaware
White Rose XI Equity Direct Corporation II3	Private equity fund	Delaware
White Rose XI Equity Direct Corporation III[3]	Private equity fund	Delaware
White Rose XI Equity Direct Corporation IV3	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Fund, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Real Estate GP I, LLC[2]	General Partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware
Gold Ring Holdings, LLC	Investment subsidiary	Delaware
Thrivent White Rose Opportunity Fund, GP, LLC[2]	General Partner	Delaware
Thrivent White Rose Opportunity Fund, GP, L.P.[3]	Private equity fund	Delaware
Thrivent White Rose Real Estate, GP II, LLC[2]	General Partner	Delaware
Thrivent White Rose Real Estate Fund II, Fund of Funds, L.P.[3]	Private equity fund	Delaware
Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware
Thrivent Education Funding, LLC	Limited Liability Company	Delaware
Thrivent Education Finance Group, LLC	Limited Liability Company	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of Thrivent Financial Holdings, Inc., (“TFH”) which is a wholly owned subsidiary of Thrivent Financial. TFH owns 100% of TAM’s membership interests.
[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.
[5]	Newman Financial Services, LLC owns a 50% membership interest in NewLife Insurance Agency, LLC.
6
Thrivent Financial Holdings Inc. owns 90% membership interest in cuLearn, LLC.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 29.    Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30.    Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.
Name and Principal Business Address	Position and Offices with Underwriter
Thomas L. Young	Director and President
Karen L. Larson	Director and Chair
Randall L. Boushek	Director
James A. Thomsen	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President of Supervision
David J. Kloster	Vice President
Timothy S. Meehan	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director Affiliate Finance, CFO and Treasurer
Tracy A. Salwei	Assistant Secretary

Name and Principal Business Address	Position and Offices with Underwriter
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Vice President, Service Operations
Susan Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
(c) Compensation from Registrant.    Not Applicable.
Item 31.    Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Item 32.    Management Services
Not Applicable.
Item 33.    Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-103454, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 29th day of April, 2019.
Thrivent Variable Life Account I (Registrant)
By:	Thrivent Financial for Lutherans (Depositor)
By:	/s/ Teresa J. Rasmussen
Teresa J. Rasmussen President, Chief Executive Officer and Director (Principal Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below.
/s/ Teresa J. Rasmussen	President, Chief Executive Officer and Director (Principal Executive Officer)	April 29, 2019
Teresa J. Rasmussen		Date

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	April 29, 2019
Randall L. Boushek		Date
A majority of the Board of Directors:*
N. Cornell Boggs, III	Kenneth A. Carow	Lynn Crump-Caine
Eric J. Draut	Kirk D. Farney	Mark A. Jeske
Frederick G. Kraegel	Kathryn V. Marinello	Bradford N. Creswell
Nichole B. Pechet	Bonnie E. Raquet	Alice M. Richter
Teresa J. Rasmussen
*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 29, 2019
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.
Exhibit Number	Name of Exhibit
k	Opinion & Consent of Counsel
n	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
r	Power of Attorney for Nichole B. Pechet